                                    OPHIDIAN
                              PHARMACEUTICALS, INC.

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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Check the appropriate box:

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                                                     of the Commission Only (as
                                                     permitted by Rule
                                                                    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         OPHIDIAN PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

[X] No fee required.
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schedule and the date of its filing.

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
                                    OPHIDIAN
                              PHARMACEUTICALS, INC.
                            5445 EAST CHERYL PARKWAY
                                MADISON, WI 53711

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON TUESDAY, MARCH 23, 1999

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TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ophidian Pharmaceuticals, Inc., a Wisconsin Corporation (the "Company"), will be held on Tuesday, March 23, 1999, at 9:00 a.m., local time, in the auditorium of the BioPharmaceutical Technology Center at 5445 East Cheryl Parkway, Madison, Wisconsin 53711 for the following purposes:

   1. To elect directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

   2. To adopt the 1998 Incentive Stock Option Plan of Ophidian Pharmaceuticals, Inc.

   3.    To approve the Agreement and Plan of Merger of Ophidian
         Pharmaceuticals, Inc., a Wisconsin corporation, into Ophidian Pharmaceuticals, Inc., a Delaware corporation, thereby effecting the Company's reincorporation in Delaware.

   4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending September 30, 1999.

   5. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on February 12, 1999 (the "Record Date") are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder previously signed and returned a proxy.
                                           By Order of the Board of Directors,



Madison, Wisconsin                         Margaret B. van Boldrik
February 12, 1999                          Secretary

                                    OPHIDIAN
                              PHARMACEUTICALS, INC.

--------------------------------------------------------------------------------


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

The enclosed Proxy is solicited on behalf of the Board of Directors of Ophidian Pharmaceuticals, Inc. (the "Company) for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held Tuesday, March 23, 1999, at 9:00 a.m., central standard time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held in the auditorium of the BioPharmaceutical Technology Center at 5445 East Cheryl Parkway, Madison, Wisconsin 53711. The telephone number for the location of the Annual Meeting is (608) 274-4330. The Company's principal executive offices are also located at 5445 East Cheryl Parkway, Madison, Wisconsin 53711. The Company's telephone number is (608) 271-0878.

These proxy solicitation materials were mailed on or about February 23, 1999, to all shareholders entitled to vote at the Annual Meeting.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

Shareholders of record at the close of business on February 12, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 9,223,018 shares of the Company's Common Stock, $0.0025 par value per share (the "Common Stock"), were issued, outstanding, and entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by (a) delivering a written notice to the Secretary of the Company or the acting secretary of the Annual Meeting; or
(b) giving oral notice to the presiding officer during the Annual Meeting; or
(c) duly executing a proxy bearing a later date; or (d) attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of a shareholder who has filed a proxy will not constitute a revocation.

VOTING AND SOLICITATION

Every shareholder of record on the Record Date is entitled, for each share of Common Stock held, to one vote on each proposal or item that comes before the Annual Meeting.

                     Ophidian Proxy Statement - Page 1 of 34

The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to the beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally, by telephone, facsimile, e-mail, or telegram.

QUORUM; ABSTENTIONS; AND BROKER NON-VOTES

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares outstanding on the Record Date. Broker non-votes and shares held by persons abstaining and any other shares represented for any purpose, other than objecting to holding the meeting or transacting business at the meeting, will be counted in determining whether a quorum is present. If a quorum is present, action on any matter is approved if it receives the affirmative vote of the majority of shares represented at the Annual Meeting and entitled to vote on the subject matter.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Shareholder proposals that are intended to be presented at the Company's next annual meeting in the year 2000 must be received by the Company no later than August 16, 1999, in order that they may be included in the proxy statement and form of proxy for that meeting.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. One of the current Directors, chairman William Linton, has indicated to the Company that he will not stand for re-election to the Board. To the Company's knowledge, Mr. Linton's decision not to stand for re-election to the Board is not, in any way, the result of a disagreement with the Company on any matter relating to its operations, policies, or practices. As a consequence of Mr. Linton's decision not to stand for re-election to the Board, the directors have determined to reduce the number of directors from six to five, as permitted by the Company's Bylaws, effective from and after the date of the Annual Meeting. Each director elected at the Annual Meeting will hold office for one year and until his or her successor has been elected and qualified, or until his or her prior death, resignation, or removal. The nominees named below have been selected by the Board of Directors of the Company. The Board believes that all of its present nominees will be available for election at the meeting and will serve if elected. If, due to circumstances not now foreseen, any of the nominees named below will not be available for election, the proxies will be voted for such other person or persons as the Board of Directors may select. Each of the nominees is currently a director of the Company. There are no family relationships among the nominees or the Company's current directors and executive officers.

                     Ophidian Proxy Statement - Page 2 of 34

THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY WILL VOTE FOR THE ELECTION OF THE NOMINEES UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

There follows information as to each nominee for election as a director at the Annual Meeting, including, as of January 19, 1999, his or her age, present principal occupation, other business experience during the last five years, directorships of other publicly-held companies, and periods of service as a director of the Company.


                                      Director
         Name                  Age    Since       Principal Occupation
         ----                  ---    --------    --------------------

Dr. Douglas C. Stafford         43    1997        Director, President and Chief
                                                  Executive Officer of the Company

Dr. Margaret B. van Boldrik     43    1989        Director, Vice President, and
                                                  Secretary of the Company

Mr. Rex J. Bates                75    1992        Director, retired from Chief
                                                  Investment Officer of State Farm
                                                  Mutual Insurance Company

Dr. W. Leigh Thompson           60    1995        Director and founder of Profound
                                                  Quality Resources, Ltd.

Dr. Peter Model                 65    1996        Director and senior faculty
                                                  member at the Rockefeller
                                                  University.

DR. DOUGLAS C. STAFFORD, has served as President and Chief Executive Officer of the Company since January, 1995. Dr. Stafford served as the Company's President and Chief Operating Officer from August, 1990 to January, 1995. In May, 1997, Dr. Stafford joined the Company's Board of Directors. Prior to joining the Company, Dr. Stafford was employed by Baxter Healthcare Corporation, a publicly held healthcare products company, from 1985 to 1990. He held various senior management positions, including Director of Immunodiagnostics Development and Manufacturing at the Pandex Division of Baxter Healthcare Corporation, a company developing products for the diagnosis of infectious diseases. His experience also includes senior management positions in biologic product development, quality assurance, project management, process development, and manufacturing operations at Pandex and in other assignments within the Baxter organization where he was involved in corporate and divisional technology and manufacturing, strategic planning and business development. Prior to Baxter, Dr. Stafford was employed at Sensor Diagnostics, Inc., a privately held medical diagnostics company, from 1984 to 1985 and held a faculty position at the University of Detroit from 1983 to 1984. Dr. Stafford holds B.S. and M.S. degrees in Biology from the University of

                     Ophidian Proxy Statement - Page 3 of 34

Detroit, a Ph.D. in Immunology from Tufts University, and a M.S. in Management from Lesley College.

DR. MARGARET B. VAN BOLDRIK, is a co-founder of the Company and has served as a Director and Secretary of the Company since its inception in November, 1989 and Vice President since January, 1990. In August, 1990, Dr. van Boldrik joined the Company as Vice President for Business Development and later as Vice President for Corporate Development. In September, 1995, Dr. van Boldrik continued her role with the Company as a consultant. Prior to joining the Company, Dr. van Boldrik created and directed the Technology Transfer Office of the University of Wisconsin Biotechnology Center, where she developed programs to foster entrepreneurship and enhance the commercial development of university-based technology. She has served as a Commissioner on the Madison Economic Development Commission and worked closely with the Governor's Council for Biotechnology. Dr. van Boldrik holds a B.S. in Biochemistry from the University of California at Davis, and a Ph.D. in Biochemistry from Tufts University.

MR. REX J. BATES, has served as a Director of the Company since March, 1992. He has also served as a Director of Ventana Medical Systems, Inc., a publicly held medical diagnostic instrument company, since April, 1996. From August, 1991 to May, 1995, Mr. Bates served on the Board of Directors of Twentieth Century Industries, a publicly held insurance holding company, and was a member of its compensation committee. Mr. Bates worked at State Farm Mutual Automobile Insurance Company from May, 1972 to March, 1991 serving as Vice-Chairman of the Board of Directors and as Chief Investment Officer. In March of 1991, Mr. Bates retired from State Farm. Mr. Bates was a member of the investment advisory firm of Stein, Roe & Farnham in Chicago from August, 1949 to May, 1972. Mr. Bates received an S.B. and an M.B.A. from the University of Chicago.

DR. W. LEIGH THOMPSON, has served as a Director of the Company since December, 1995. Dr. Thompson founded Profound Quality Resources, Ltd., a private healthcare consulting firm, in 1995 to provide consulting services to health institutions and manufacturers worldwide. Dr. Thompson served as an Assistant Professor of Medicine and of Pharmacology and Experimental Therapeutics at Johns Hopkins University from 1970 to 1974 where he founded and led the Medical Critical Care Unit, and as a Professor of Medicine at Case Western Reserve from 1974 to 1982, where he founded programs in clinical pharmacology and critical care medicine. He worked at Eli Lilly and Company, holding several executive positions including Executive Vice President of Lilly Research Laboratories and Chief Scientific Officer from 1982 to 1993. He holds a Ph.D. from the Medical University of South Carolina and an M.D. from Johns Hopkins University.

DR. PETER MODEL, has served as a Director of the Company since December, 1996. Dr. Model is a senior faculty member conducting research in the areas of biochemistry and genetics at the Rockefeller University, where he has been employed since 1967. He has served on the editorial boards of the Journal of Virology and Virology and is a member of

                     Ophidian Proxy Statement - Page 4 of 34
various scientific advisory committees. Dr. Model received his B.S. from Stanford University and his Ph.D. in Biochemistry from Columbia University.

REQUIRED VOTE

The five nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote for them will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.


                                  PROPOSAL TWO
                ADOPTION OF THE 1998 INCENTIVE STOCK OPTION PLAN

At the Annual Meeting, the Board of Directors will ask the shareholders to approve the adoption of the Company's 1998 Incentive Stock Option Plan (the "Plan") and the reservation of up to a maximum of 975,000 shares of the Company's Common Stock for issuance pursuant to the exercise of options granted thereunder. The Board of Directors approved adoption of the Plan on August 7, 1998, contingent upon shareholder approval of the Plan within twelve months of the Board's approval.

PURPOSE OF THE PROPOSED 1998 INCENTIVE STOCK OPTION PLAN

The execution of the Company's business strategy is critically dependent upon its ability to attract and retain qualified personnel. The Board of Directors believes that an essential element in the Company's compensation program is stock options. The purpose of the Plan is to encourage certain key employees of the Company to acquire or increase their stock ownership in the Company, to provide an incentive to such employees to promote the financial success of the Company, and to enable the Company to attract and retain key personnel necessary for continued growth and profitability.

MATERIAL FEATURES OF THE PROPOSED 1998 INCENTIVE STOCK OPTION PLAN

Only Common Stock of the Company may be issued pursuant to options granted under the Plan. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of options granted under the Plan is 975,000 shares, reduced by the number of shares from time to time issued or reserved for issuance upon exercise of then outstanding options granted under the Company's existing 1990 Incentive Stock Option Plan and 1992 Employee Stock Option Plan, as amended, (collectively, the "1990/1992 Stock Option Plans"). As of January 19, 1999, a total of 657,160 shares had been issued or reserved for issuance pursuant to options granted under the 1990/1992 Stock Option Plans, leaving a net, following approval of the Plan, of 317,840 shares available for new issuances pursuant to either the Plan or the 1990/1992 Stock Option Plans. For a description of the Company's existing 1990/1992 Stock Option Plans and the options

                     Ophidian Proxy Statement - Page 5 of 34
issued thereunder, see "Other Information Regarding the Company - Stock Option Plans," below. The market value of the Common Stock, as of the close of business on January 19, 1999, was approximately $14,987,404. Only officers and other key employees of the Company shall be eligible to receive options under the Plan. The option price shall not be less than the fair market value of the Common Stock on the day of the grant of the option. The Plan shall be administered by a committee (the "Committee"), consisting of two or more members of the Board of Directors who are not currently an officer or other employee of the Company, do not receive compensation from the Company other than as a Director, and who otherwise qualify as a "non-employee director" as that term is defined in Rule 16b-3(b)(3) under the Securities and Exchange Act of 1934, as amended. Subject to the express provisions of the Plan, the Committee shall determine those employees to whom options shall be granted, the option price, the option periods, and the number of shares to be subject to each option. The term of each option will be for such period not exceeding ten years from the date of the grant, as the Committee shall determine. A complete copy of the Plan, including all terms and conditions, together with the form of Stock Option Agreement is enclosed with this Proxy Statement as Exhibit A.

PARTICIPATION IN THE PLAN

The grant of options under the Plan to officers and other key employees is subject to the discretion of the Committee. As of the date of this Proxy Statement, there has been no determination by the Committee with respect to future awards. However, if the Plan is approved, the Company has previously stated that it intends to grant Mr. Donald L. Nevins, the Company's Vice President of Finance and Chief Financial Officer, an option to purchase 50,000 shares at a price to be determined by the Board of Directors, which option will vest in stages over a five year period. Other than the foregoing, future awards are not determinable. For reference, however, the following table sets forth the number of shares and total dollar amount of the options that would have been awarded to each of the executive officers named in the Summary Compensation Table in this Proxy Statement, all current executive officers as a group, and all other employees in Fiscal 1998 if the Plan had been in effect.

                                NEW PLAN BENEFITS

                                                                       DOLLAR                NUMBER
         NAME OR IDENTITY OF GROUP AND POSITION                        VALUE                 OF SHARES
         --------------------------------------                        ------                ---------

Dr. Douglas Stafford, President and C.E.O                              $0                    0
Dr. Joseph R. Firca, Vice President, Research &
         Development...................................................$0                    0
Dr. F. Michael Hoffmann, Vice President, Genetic
         Technology Programs...........................................$0                    0
Donald L. Nevins, Vice President, Finance and C.F.O....................$[t.b.d.]             50,000
All Executive Officers as a group (4 persons)..........................$[t.b.d.]             50,000
All other employees as a group.........................................$0
                                                                       --
                                            Totals:....................$[T.B.D.]             50,000

                     Ophidian Proxy Statement - Page 6 of 34

TAX INFORMATION

Options granted under the Plan will be incentive stock options (as defined in Section 422 of the Internal Revenue Code). An optionee will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as a long term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. A different rule for measuring ordinary income may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN. IT IS NOT COMPLETE, AND THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

REQUIRED VOTE

To be approved, the Plan must receive the affirmative vote of a majority of all outstanding voting shares of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE 1998 INCENTIVE STOCK OPTION PLAN


                                 PROPOSAL THREE
                 THE AGREEMENT AND PLAN OF MERGER TO EFFECT THE
              REINCORPORATION OF THE COMPANY UNDER THE LAWS OF THE
                               STATE OF DELAWARE

The Board of Directors has unanimously approved, and for the reasons described below recommends that the shareholders approve, a reorganization in which the Company's state of incorporation would be changed from Wisconsin to Delaware. This change would be accomplished by merging the Company (referred to in this proposal as "Ophidian Wisconsin") into a wholly-owned Delaware subsidiary (referred to in this proposal as "Ophidian Delaware"), which will be formed for this purpose, with each share of Ophidian Wisconsin's outstanding Common Stock being exchanged for one

                     Ophidian Proxy Statement - Page 7 of 34
share of Common Stock of Ophidian Delaware. Upon completion of the merger, all of the previously outstanding shares of Common Stock of Ophidian Wisconsin will be automatically converted into shares of Common Stock of Ophidian Delaware. The proposed reorganization will be accomplished pursuant to the terms of an Agreement and Plan of Merger between Ophidian Wisconsin and Ophidian Delaware, a copy of which is attached to this Proxy Statement as Exhibit B.

At and after the effective date of the merger, each certificate that previously represented shares of Common Stock of Ophidian Wisconsin will represent shares of Common Stock of Ophidian Delaware into which those shares of Common Stock of Ophidian Wisconsin have been converted as a result of the merger. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF OPHIDIAN WISCONSIN TO HAVE THEIR STOCK CERTIFICATES EXCHANGED FOR STOCK CERTIFICATES REPRESENTING THE SHARES OF OPHIDIAN DELAWARE. The Common Stock and the Common Stock Purchase Warrants of the Company are listed for trading on the Nasdaq SmallCap Market and the Pacific Exchange, Inc. and will continue to be traded on those markets, without interruption, after the reincorporation. The reorganization will not result in any change in the name, business, management, assets, liabilities or net worth of Ophidian, and it will not cause the relocation of its corporate offices, management, or employees. The directors who are elected as directors of Ophidian Wisconsin at the Annual Meeting will become the directors of Ophidian Delaware upon completion of the reincorporation. Ophidian Delaware will be governed by Delaware law, and a new certificate of incorporation and bylaws will take effect, resulting in certain changes in the rights of shareholders as described below.

Shareholders should note that approval of the proposed Agreement and Plan of Merger to effect the reorganization will constitute approval of the assumption by Ophidian Delaware of the 1998 Incentive Stock Option Plan (Exhibit A), approval of the Certificate of Incorporation (Exhibit C) and Bylaws (Exhibit D) of Ophidian Delaware, and approval of the Indemnification Agreements with each of the Company's directors, a form of which is attached to this Proxy Statement as Exhibit E.

The affirmative vote of holders of a majority of all of the outstanding shares of the Company will be required to approve the Agreement and Plan of Merger. If approved by the shareholders, it is anticipated that the reorganization would be completed within 30 days of shareholder approval. However, the reorganization may be delayed or abandoned, either before or after shareholder approval, if circumstances arise which, in the opinion of the Board of Directors, make it inadvisable to proceed.

Important aspects of the Agreement and Plan of Merger and the resulting reorganization and reincorporation of the Company in Delaware are outlined below.

                     Ophidian Proxy Statement - Page 8 of 34

PRINCIPAL REASONS FOR REINCORPORATION

For many years Delaware has encouraged incorporation in that state by maintaining comprehensive, modern, and flexible corporate laws, which are periodically updated and revised to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. As a result, Delaware corporate law has a high degree of predictability and flexibility. In addition, an increasing number of major corporations are now incorporated in Delaware, and investors from all parts of the country and internationally are more familiar with Delaware law than with the corporate law of most other states, including Wisconsin. Accordingly, the Board of Directors of the Company believes the Company's continued growth will be aided by its reincorporation in Delaware.

In addition to these general reasons, the Board of Directors has recommended the proposed reorganization of the Company under Delaware law because it will permit the Company to limit the liability of its directors and to provide indemnification to its officers, directors, and employees with greater certainty than is presently possible under Wisconsin law. The Company seeks to retain the most capable individuals available to serve as its officers and directors. The Board of Directors believes that the adoption of the reincorporation, including the approval of the indemnification agreements discussed herein, could be a significant factor in attracting such individuals and in encouraging existing directors and officers to continue to serve in these capacities and freeing them to make corporate decisions on the merits rather than out of a desire to avoid personal liability. It should be noted that there may be an inherent conflict of interest in the Board of Directors recommendation of the proposed reorganization due to the interest of the members of the Board of Directors in obtaining the protection of such limited liability provisions.

Delaware law allows provisions in corporate charters that give boards of directors greater continuity, stability and independence, thereby discouraging takeover attempts without negotiation with boards of Directors on behalf of stockholders. The Ophidian Delaware Certificate of Incorporation includes certain anti-takeover provisions permitted under Delaware law.

The principal changes in the Company's Certificate of Incorporation and Bylaws effected by the Delaware reincorporation will be the provision for the issuance of shares of Preferred Stock with preference rights, powers and designations to be determined solely by the Board of Directors, the inclusion in the Company's charter of a new provision further limiting director liability, conversion of the terms of directors from one year terms to three year staggered terms, the elimination of shareholder action by written consent, a limitation on shareholders' right to call a special meeting of shareholders unless requested by the holders of a majority of voting shares, and the addition of new provisions requiring a two thirds vote of shareholders to amend or

                     Ophidian Proxy Statement - Page 9 of 34
repeal certain provisions of the Certificate of Incorporation and Bylaws. Additionally, as reorganized, the Company would enter into indemnification agreements with its directors.

The proposed reorganization does not result from any pending legal action against the officers, directors or employees of the Company which would be covered by such indemnification provisions. Similarly, the Board of Directors has no present knowledge of any proposed tender offer or other attempt to change the control of the Company, and no tender offer or other type of change of control is presently pending or has occurred in the past. Nonetheless, if a takeover were attempted in the future, the laws of Delaware coupled with the changes to the Certificate of Incorporation and Bylaws resulting from the reorganization herein proposed would improve the Company's ability to defend itself and/or negotiate the highest possible return for shareholders.

CHANGES IN OPHIDIAN'S CERTIFICATE OF INCORPORATION AND BYLAWS TO BE EFFECTED BY REINCORPORATION

The following discussion summarizes the material differences between the current Articles of Incorporation and Bylaws of Ophidian Wisconsin and the proposed Certificate of Incorporation and Bylaws of Ophidian Delaware (collectively and sometimes referred to hereafter as the "charter documents") and between the applicable corporate laws of Wisconsin and Delaware. A copy of the Certificate of Incorporation of Ophidian Delaware is attached hereto as Exhibit C and a copy of the Bylaws of Ophidian Delaware is attached hereto as Exhibit D, and all statements herein concerning such documents are qualified by reference to the exact provisions thereof. Both of these documents would govern Ophidian Delaware following completion of the merger. Approval of the reorganization by the shareholders and completion of the merger by Ophidian Wisconsin will result in the adoption of all such charter provisions set forth in the Ophidian Delaware Certificate of Incorporation and Bylaws.

                      LIMITATION OF LIABILITY FOR DIRECTORS

Although both the Wisconsin Business Corporation Law ("Wisconsin corporation law") and the Delaware General Corporation Law ("Delaware corporation law") limit the personal liability of directors to the corporation and its shareholders, but not third parties, there are, nonetheless, certain minor differences, as noted below.

Unless a company's articles of incorporation specifically provide otherwise, and Ophidian Wisconsin's articles do not, Wisconsin corporation law provides an automatic limitation on liability which provides that directors are not liable to the corporation, its shareholders, or any person asserting rights on behalf of the corporation or its shareholders except in the following circumstances:
(i) a willful failure to deal fairly with the corporation or its shareholders in a matter in which the director has a material conflict of interest; (ii) a violation of criminal law, unless the director had no reasonable

                    Ophidian Proxy Statement - Page 10 of 34 cause to believe his or her conduct was unlawful; (iii) a transaction from which the director derived an improper personal profit; or (iv) willful misconduct.

Conversely, Delaware corporation law permits a corporation to include a provision in its certificate of incorporation which eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its shareholders, subject to the following exceptions: (i) a breach of the director's duty of loyalty to the Company or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of the law; (iii) willful or negligent conduct in paying dividends or repurchasing stock out of other than lawfully available funds (a violation of Section 174 of Delaware General Corporation Law), and (iv) any transaction from which the director derives an improper personal benefit. A limitation of liability provision, including the foregoing required exceptions, is included in the proposed Ophidian Delaware Certificate of Incorporation. In addition, under Delaware corporation law, a limitation of liability provision may not relieve directors from the obligation to comply with any law, including federal and state securities laws, or from the availability of non-monetary remedies such as injunctive relief or rescission. Finally, the liability limitation provision in the Ophidian Delaware Certificate of Incorporation will not extend to acts or omissions of a director which occurred before the date on which the Certificate of Incorporation became effective.

In general, under both Wisconsin and Delaware corporation law and the respective charter documents, a director may not be held liable to the Company or its shareholders for monetary damages arising out of the director's negligence, gross negligence, or lack of due care in carrying out his or her fiduciary duties as a director. After the reincorporation, and under Delaware corporation law and the proposed Certificate of Incorporation, a director could be held liable to the Company or its stockholders only if the director either acted in bad faith or in breach of the director's duty of loyalty to the Company, engaged in intentional misconduct, knowingly derived an improper personal benefit, or approved an illegal dividend or stock repurchase. Although not significantly different than the "willful failure to deal fairly" and "willful misconduct" exceptions to limited liability under Wisconsin law, the effect of including the permitted limitation of liability provisions in the Delaware Certificate of Incorporation may be to limit or eliminate an effective remedy that would otherwise be available to a stockholder dissatisfied with decisions of the Board of Directors. The Company believes, however, that directors are primarily motivated to exercise due care in managing the Company's affairs by concern for the best interests of the Company and its shareholders, not the fear of potential monetary damage awards. Accordingly, the Company believes that the reincorporation would not diminish the Board of Directors' high standard of corporate governance or the accountability of directors to the Company and its shareholders.

         INDEMNIFICATION FOR DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS

Under their respective and corresponding charter provisions, both Ophidian Wisconsin and Ophidian Delaware, are required to indemnify their directors and officers to the

                    Ophidian Proxy Statement - Page 11 of 34 fullest extent permitted by the respective state corporation laws. Additionally, the charter documents of both companies provide that such indemnification shall not be exclusive of such other rights to indemnification as may be provided to the directors and officers by written agreement, vote of either the shareholders or disinterested directors, or otherwise. As discussed below, however, there are a number of differences between the indemnification provided by Wisconsin corporation law and the Ophidian Wisconsin Bylaws and that provided by Delaware corporation law and the proposed Ophidian Delaware Bylaws.

As stated, Ophidian Wisconsin's Bylaws require indemnification of the Company's directors and officers to the fullest extent permitted under Wisconsin corporation law. Wisconsin corporation law requires indemnification of a corporation's directors and officers to the extent that they are successful on the merits in the defense of proceeding. In all other cases, Wisconsin corporation law also requires indemnification unless liability was incurred because the director or officer breached or failed to perform a duty that he or she owed to the corporation and the breach or failure to perform constituted any of the following: (i) a willful failure to deal fairly with the corporation or its shareholders in a matter in which the director has a material conflict of interest; (ii) a violation of criminal law, unless the director had no reasonable cause to believe his or her conduct was unlawful; (iii) a transaction from which the director derived an improper personal profit; or (iv) willful misconduct. These same four limitations on indemnification also apply to any additional right to indemnification provided in a company's articles of incorporation, bylaws, or by written agreement, or by board or shareholder resolutions. That is, Ophidian Wisconsin cannot, under current Wisconsin corporation law, indemnify its officers and directors for conduct falling into one of the foregoing excepted categories even if such indemnification were to be set forth in a separate agreement or resolution of the Company. Under Wisconsin corporation law, the officer or director seeking indemnification, other than in cases where he or she has prevailed upon the merits, may select one of the following four methods for determining his or her right to indemnification: (i) majority vote of disinterested directors; (ii) independent legal counsel selected by the board of directors; (iii) a panel of 3 arbitrators selected by the board of directors; or (iv) shareholder vote. Even where an officer or director would not be entitled to indemnification because of a breach or failure to perform, they may still obtain court-ordered indemnification if the court determines that they are "fairly and reasonably entitled to indemnification in view of all the relevant circumstances."

Wisconsin corporation law allows, and the Ophidian Wisconsin Bylaws require, advancement of expenses as incurred to officers and directors upon submission of their written request and representations that they have not breached or failed to perform their duties to the corporation and that they will repay the corporation the amounts advanced to them if indemnification is ultimately disallowed. Finally, Wisconsin corporation law requires indemnification of employees who are not officers or directors, to the extent that they are successful on the merits. Corporations may indemnify their employees in other circumstances and their agents under any circumstances as provided in the

                    Ophidian Proxy Statement - Page 12 of 34 corporation's articles of incorporation, bylaws, by Board action, or by contract. Neither the Articles of Incorporation nor the Bylaws of Ophidian Wisconsin provide for indemnification of the Company's employees or agents.

As in Wisconsin, Delaware corporation law requires indemnification of directors and officers where they have been successful on the merits. In all other circumstances, Delaware corporation law generally permits indemnification for expenses incurred in the defense or settlement of a derivative or third-party action if there is a determination by a majority vote of the directors who are not parties to such action, even though less than a quorum, or, if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or by the stockholders, that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action, had no reasonable cause to believe their conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

The Certificate of Incorporation of Ophidian Delaware permits indemnification to the fullest extent permitted by Delaware corporation law, except that in an action initiated by the officer or director, the Company is only required to indemnify if the action was first authorized by the Board of Directors. The proposed Delaware Certificate of Incorporation further provides that expenses incurred by an individual in his or her capacity as a director of Ophidian or in certain other capacities in defending a civil or criminal action shall be paid by Ophidian in advance of the final disposition of the matter upon receipt of an undertaking from the director to repay the sum advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by Ophidian pursuant to the terms of Delaware corporation law.

Delaware corporation law states that the indemnification provided by statute is not exclusive of any other rights or remedies that directors, officers, employees, or agents may have under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise. Under Delaware corporation law and the proposed Delaware Bylaws, therefore, Ophidian Delaware is authorized to enter into separate indemnification agreements with its directors, officers, employees, or agents. The form of the proposed indemnification agreements, attached hereto as Exhibit E, provide that if for any reason statutory indemnification is not available, the Company, with certain exceptions, shall pay any amounts owed by a director in any situation in which the Company and such director are jointly liable (or would be if the Company were joined in the litigation). Such indemnification payments would be based on the relative benefits to, and relative faults of, the Company and the individual with respect to the transaction from which liability arose. This provision could be applicable, for example, in the event a court found that under the federal securities laws statutory indemnification is against public policy and thus not enforceable, and could also be applicable in other cases where the Company was unable to obtain satisfactory and affordable insurance for its directors and

                    Ophidian Proxy Statement - Page 13 of 34 officers. If the proposed reincorporation is approved, the text of the indemnification agreements will be substantially as set forth in Exhibit E hereto. A vote in favor of the proposed reincorporation is also approval of such indemnification agreements and approval for the Company to enter into similar indemnification agreements with future directors of Ophidian Delaware, as well as with certain officers, employees and agents of Ophidian Delaware, as may be determined by the Ophidian Delaware Board of Directors.

                                PREFERRED STOCK.

The current Articles of Incorporation of Ophidian Wisconsin authorize only one class of shares: common shares with a par value of $0.0025 per share. Preferred stock is not authorized.

The Delaware Certificate of Incorporation provides that the Board of Directors is authorized, subject to certain limitations prescribed by law and without further shareholder approval, to issue from time to time up to an aggregate of 2,000,000 shares of Preferred Stock in one or more series and to fix or alter the designation, preferences, rights and any qualification, limitation or restriction of the shares of each such series, including the dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption price or prices, liquidation preferences and the number of shares constituting any series or designation of such series. The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change of control of the Company, and its presence in the Certificate of Incorporation is a deterrent to a non-negotiated takeover. However, the rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of Preferred Stock that the Company may designate and issue in the future. The Company has no present plans to issue any shares of Preferred Stock.

                          CLASSIFIED BOARD OF DIRECTORS

Wisconsin corporation law permits companies to require in their articles of incorporation or bylaws a classified or staggered board, consisting of two or three groups of directors. The Articles of Incorporation and the Bylaws of Ophidian Wisconsin's do not contain such a provision. Rather, Ophidian Wisconsin's Bylaws provide that all the Directors shall be elected annually by the shareholders at the annual meeting of the shareholders.

The Delaware Certificate of Incorporation provides for a Board of Directors divided into three classes of directors, serving staggered three-year terms. A "classified" Board provides a Board of Directors with a greater likelihood of continuity and experience since at all times a majority of the directors will have experience as directors of the Company. The classification of directors has the effect of making it more difficult for shareholders, including shareholders seeking to take over the Company, to change the composition of the Board of Directors in a short period of

                    Ophidian Proxy Statement - Page 14 of 34 time. At least two annual meetings of shareholders, rather than one, will generally be required to effect a change in a majority of the Board of Directors.

            CHANGE IN NUMBER OF DIRECTORS; FILLING VACANCIES; REMOVAL

The Articles of Incorporation for Ophidian Wisconsin provide that the number of directors shall be fixed by or in the manner provided in the Bylaws. The Wisconsin Bylaws provide that the Board of Directors shall consist of not less than four nor more than nine directors, as the Board of Directors may from time to time determine. The Bylaws further provide that the Board of Directors may fill any vacancy by a majority vote of the Board, except that a vacancy created by a removal by the shareholders may be filled by the shareholders. Wisconsin corporation law and the Wisconsin Bylaws provide that the shareholders may remove any or all of the directors from office with or without cause by the affirmative vote of a majority of the outstanding shares at a meeting called for that purpose.

The Delaware Certificate of Incorporation and the By-laws provide that the Board of Directors will consist of not less than one nor more than seven directors as determined by the Board of Directors. The By-laws provide that the Board of Directors, acting by a majority vote of the directors then in office, may fill any vacancies or newly created directorships or vacancies on the Board of Directors. But a vacancy created by the removal of a director by a vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present. A director selected by the Board of Directors or elected by the stockholders, as the case may be, to fill a vacancy shall hold office only until the next annual meeting of stockholders and until a successor has been elected and qualified or until that director's earlier death, incapacity, resignation, or removal. Delaware corporation law permits, and the Delaware Certificate of Incorporation and By-laws provide, that a director may only be removed for cause and by the vote of the holders of a majority of the shares entitled to vote, subject to the rights of the holders of Preferred Stock to remove any directors elected by the holders of such Preferred Stock.

          NO SHAREHOLDER ACTION BY WRITTEN CONSENT AND SPECIAL MEETINGS

Wisconsin corporation law and Ophidian Wisconsin's Bylaws provide that a special meeting of the shareholders may be called by the Board of Directors, the president or secretary of the Company, or by the president upon receipt of a request in writing for a special meeting signed by the holders of at least ten percent (10%) of all votes entitled to be cast on any issue proposed be considered at the special meeting. In addition, Wisconsin corporation law permits shareholder action by written consent and without a meeting.

The proposed Delaware Certificate of Incorporation eliminates the power of stockholders to act without a meeting by written consent. This provision prevents a

                    Ophidian Proxy Statement - Page 15 of 34 stockholder or stockholders who own a majority of the voting power from acting by written consent without the benefit of the exchange of views at a meeting of stockholders. In addition, the Delaware Bylaws provide that only the Board of Directors, the Chairman of the Board, the President, or the holders of a majority of the shares entitled to vote, may call a special meeting of the shareholders. Because only the stockholders holding a majority of the voting shares have the right to call a special meeting, stockholders in the minority cannot force stockholder consideration of a proposal prior to such time as the Board believes such consideration to be appropriate.

SUPER-MAJORITY VOTE TO AMEND CERTIFICATE OF INCORPORATION AND BYLAWS

Generally, Wisconsin corporation law and Ophidian Wisconsin's Articles of Incorporation and Bylaws allow the shareholders to amend any provision of either the Articles of Incorporation or the Bylaws of the Company upon the majority vote of all shares entitled to vote.

The proposed Delaware Certificate of Incorporation provides that a super-majority of 66 2/3% of the outstanding shares of the Company is necessary to modify or repeal the provisions regarding (i) cumulative voting, (ii) director liability, (iii) the super-majority voting requirement, (iv) special meetings, (v) advance notice of stockholder nominees and business, (vi) voting requirements, or (vii) stockholders' action without a meeting.

OTHER SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF WISCONSIN AND DELAWARE

In addition to the foregoing changes in the charter documents of the Company, the reincorporation will also effect a transfer from the jurisdiction of Wisconsin corporation law to Delaware corporation law as controlling on other aspects of corporate governance. The following provides a summary of the major substantive differences, other than those already discussed above under the changes to the charter documents, between the corporate laws of Wisconsin and Delaware. It is not an exhaustive description of the differences between the two states' laws, and all statements herein are qualified by reference to the complete texts of the Wisconsin Business Corporation Law and Delaware General Corporation Law.

                  RESTRICTIONS ON CERTAIN BUSINESS COMBINATIONS

Both Wisconsin and Delaware have enacted laws designed to make certain kinds of hostile corporate takeovers, or other transactions involving one or more of a corporation's significant shareholders more difficult. Generally, under the corporate laws of Wisconsin and Delaware, resident corporations are prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity became an interested stockholder. In Wisconsin, an "interested stockholder" is generally defined as a person or entity owning 10% or more of the corporation's outstanding voting stock. In Delaware, the threshold is 15% or

                    Ophidian Proxy Statement - Page 16 of 34
more of the outstanding voting stock. There are also certain exceptions to the 3 year moratorium, which exceptions vary between Wisconsin and Delaware. Wisconsin also places certain restrictions on business combinations occurring more than 3 years after the date on which the interested stockholder acquired the stock and requires that all shareholders receive the same price for their shares unless the transaction is first approved by 80% of all outstanding shares and two-thirds of all shares other than those owned by a shareholder who is a party to the transaction. Delaware does not impose such additional restrictions on business combinations.

                                CUMULATIVE VOTING

Wisconsin corporation law prohibits cumulative voting for directors unless it is specifically authorized in the corporation's articles of incorporation. Ophidian Wisconsin's Articles of Incorporation do not contain any such authorization. Under Delaware corporation law, the certificate of incorporation may provide for cumulative voting in the election of directors. The proposed Certificate of Incorporation for Ophidian Delaware does not provide for cumulative voting and specifically denies the shareholders the right to cumulate their votes for directors or for any other matter. Thus, following reincorporation, shareholders will continue not to have cumulative voting rights unless the Certificate of Incorporation is amended to provide such rights, and under the proposed Delaware Certificate of Incorporation, an amendment to the article denying cumulative voting rights requires a super-majority of 66 and 2/3 percent of all outstanding shares. The continued absence of cumulative voting rights limits the ability of minority shareholders to obtain representation on the Board of Directors.

                   LOANS TO DIRECTORS, OFFICERS, AND EMPLOYEES

Wisconsin corporation law prohibits loans to directors unless the loan is either approved by majority vote of the shareholders, excluding the shares owned or controlled by the benefited director, or the Board of Directors determines that the loan benefits the corporation and approves the specific loan or a general plan authorizing such loans. Under Delaware corporation law, a corporation may make loans to officers and other employees (including any officer or other employee who is also a director) when, in the judgment of the Board of Directors, such action may reasonably be expected to benefit the corporation.

                         INSPECTION OF SHAREHOLDER LIST

Both Wisconsin and Delaware require corporations to allow shareholders to inspect the shareholder list. Wisconsin corporation law requires that the list be made available to shareholders, their agents, or attorneys, beginning two business days after notice of the meeting is given and continuing to the date of the meeting and at the meeting. Delaware corporation law requires the list be made available to any stockholder for any purpose germane to the meeting beginning at least 10 days prior to the meeting and continuing to the date of and at the meeting. Wisconsin specifically provides that

                    Ophidian Proxy Statement - Page 17 of 34 shareholders are entitled to copy the list and that if the list is not made available at the required times, the shareholder may petition the circuit court for the county in which the corporation has its principal offices for an order requiring the list be made available and/or to postpone the meeting. Delaware does not include these same terms but does make directors who refuse to provide the list ineligible for election at the meeting.

                       DIVIDENDS AND REPURCHASE OF SHARES

Wisconsin corporation law permits a corporation to authorize and make distributions, including dividends, redemptions, or other acquisitions of its shares, but only if the corporation is able to pay its debts as they become due and the corporation's total assets are equal to or greater than its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Delaware corporation law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or the for the preceding fiscal year as long as payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware corporation law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair its capital.

                          DISSENTERS' APPRAISAL RIGHTS

Under both Wisconsin and Delaware corporation law, a shareholder of a corporation participating in certain major transactions may, under varying circumstances, be entitled to receive appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration that he or she would otherwise receive in the transaction. In both states, the fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the proposed transaction. Under Wisconsin corporation law, such appraisal rights are not available if (a) the corporation is subject to a court-ordered plan of reorganization under federal statute; or (b) the class or series of the shareholders shares are listed on either a national securities exchange or quoted on the NASDAQ system. Under Delaware corporation law, appraisal rights are not available: (a) with respect to the sale, lease, or exchange of all or substantially all of the assets of a corporation; or (b) if the shares are either listed on a national securities exchange, or designated as a national market system security on NASDAQ, or are held of record by more than 2,000 holders.

                    Ophidian Proxy Statement - Page 18 of 34

                                   DISSOLUTION

Under Wisconsin corporation law, a corporation's board of directors must first propose dissolution for submission to the shareholders who must approve the proposal by a majority of all the votes entitled to be cast on the proposal. Under Delaware corporation law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. If the dissolution is approved by the Board of Directors, it may be approved by a simple majority of all the votes entitled to be cast on the proposal.

FEDERAL INCOME TAX CONSEQUENCES

The reorganization provided for in the Agreement and Plan of Merger is intended to be tax free under the Internal Revenue Code. Assuming that the reincorporation qualifies as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, no gain or loss will be recognized to the holders of Ophidian Wisconsin shares as a result of the consummation of the reorganization, and no gain or loss will be recognized by Ophidian Wisconsin or Ophidian Delaware. Each former holder of Ophidian Wisconsin shares will have the same basis in the Ophidian Delaware stock received by such holder pursuant to the reorganization as the holder had in the Ophidian Wisconsin shares held by such holder at the time of the consummation of the reorganization, and his or her holding period with respect to such Ophidian Delaware stock will include the period during which the holder held the corresponding Ophidian Wisconsin shares, provided the latter were held by the holder as capital assets at the time of the consummation of the reorganization.

HIGH AND LOW SALE PRICES PRECEDING BOARD RESOLUTION TO REINCORPORATE COMPANY IN DELAWARE

On January 28, 1999, the Board of Directors adopted resolutions authorizing the Company's reincorporation in Delaware. Prior to the distribution of this Proxy Statement, no public announcement has been made concerning the proposed reincorporation. The high and low sales prices are shown below for the Company's Common Stock and for the Warrants on the last day on which trading occurred preceding the date of the Board resolutions.

                           Common Stock                       Warrants
                           High       Low                     High         Low
                           1 5/8      1 1/4                   17/64        17/64

REQUIRED VOTE

The affirmative vote of a majority of all of the outstanding shares of the Company's Common Stock is required to approve the proposed Agreement and Plan of Merger and the reincorporation in Delaware effected by such merger.

                    Ophidian Proxy Statement - Page 19 of 34

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

                                  PROPOSAL FOUR
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Ernst & Young LLP ("Ernst & Young") to audit the financial statements of the Company for the current fiscal year ending September 30, 1999. Ernst & Young has audited the Company's financial statements since its inception. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

The affirmative vote of a majority of the shares represented at the meeting and entitled to vote is required to approve the appointment of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.


                                  OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


                     OTHER INFORMATION REGARDING THE COMPANY

The following additional information about the Company is provided as required by Regulation and Schedule 14A of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth the beneficial ownership of the Company's Common Stock as of January 19, 1999, by (a) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (b) the directors of the Company, (c) the executive officers of the Company, and (d) all directors and executive officers as a group. A total of 9,223,018 shares of the Company's Common Stock were issued and outstanding as of January 19, 1999.

                    Ophidian Proxy Statement - Page 20 of 34


                                                          NUMBER OF                 NUMBER OF
                                                            SHARES                  WARRANTS
NAME AND ADDRESS OF                                      BENEFICIALLY  PERCENTAGE  BENEFICIAL  PERCENTAGE
BENEFICIAL OWNER                                          OWNED(1)      OWNED        OWNED(1)     OWNED
---------------------------------------------------------------------------------------------------------
Dr. Margaret B. van Boldrik(2)...........................1,460,000       15.8%
Dr. Sean B. Carroll(3)...................................1,460,333       15.8             333      *
Eli Lilly and Company
Lilly Corporate Center,
Indianapolis, IN 46285 ..................................  699,300       7.6
Mr. William A. Linton(4).................................  513,020       5.6
Dr. Douglas C. Stafford(5)...............................  193,300       2.1              100       *
Dr. Peter Model(6).......................................  235,532       2.6           45,000       2.3
Dr. Joseph R. Firca(7)...................................  104,000       1.1
Mr. Donald L. Nevins(8)..................................   21,300       *             50,500       2.6
Mr. Rex J. Bates(9)......................................  192,878       2.1            9,150       *
Dr. F. Michael Hoffmann(10)..............................   40,000       *
Dr. W. Leigh Thompson(11)................................   11,051       *
All Directors and Officers as a Group (8
persons)(12)(13).........................................2,771,081       30.0         105,083       5.4%

         *Less than 1%.

(1) Includes ownership of shares of Common Stock plus options exercisable within 60 days of January 19, 1999. Shares of Common Stock subject to outstanding options are deemed outstanding for purposes of computing the percentage of ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership for any other persons.

(2) Dr. van Boldrik's beneficial ownership includes 1,370,000 shares owned by Dr. van Boldrik, 45,000 shares held by the Willem Erin Samburu Carroll van Boldrik Trust A and 45,000 shares held by the Jan Patrick Jabiru van
       Boldrik Carroll Trust A.   Dr. van Boldrik is the sole trustee for both
       trusts.  Drs. van Boldrik and Carroll were divorced in December 1998.

(3) Dr. Carroll's beneficial ownership includes 1,370,333 shares owned by Dr. Carroll, 45,000 shares held by the Jan Patrick Jabiru van Boldrik Carroll Trust B, and 45,000 shares held by the Willem Erin Samburu Carroll van Boldrik Trust B. Dr. Carroll is the sole trustee for both trusts. Drs. van Boldrik and Carroll were divorced in December 1998.

(4) Includes 262,520 shares owned by Promega Corporation of which Mr. Linton is Chairman, President and Chief Executive Officer and may be deemed to have voting and investment power over the shares.

(5) Includes 100 shares and also includes options to purchase 137,200 shares currently vested in the 1990 Stock Option Plan at an exercise price of $0.0625 which expire in July 2000, options to purchase 50,000 shares currently vested in the 1990 Stock Option Plan at an exercise price of $2.00 which expire in October 2001, and options to purchase 6,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 which expire in July 2007.

(6) Includes 230,182 shares held by the Model Charitable Lead Trust and Peter Model Trust II, for which Dr. Model is one of two co-trustees, and options to purchase 5,350 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 per share which expire January 2007.

(7) Includes options to purchase 100,000 shares currently vested in the 1990 Stock Option Plan at an exercise price of $2.00 which expire in July 2002, and options to purchase 4,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 which expire in July 2007.

                    Ophidian Proxy Statement - Page 21 of 34

(8) Includes warrants owned by Bessie Nevins Trust (10,000), Mr. Nevins' son, Donald L. Nevins III (500), and grandson, Jared Lester Nevins (500), stepsons, Matthias J. Malin (500) and David G. Raquet (500), and stepdaughters, Alexandra Nevins (500), Debra N. Safford (500), E. Paige Malin (500) and Anne K. Malin (1,000) and wife, Sylvia M. Nevins (9,300), who in addition owns, 9,500 shares.

(9) Includes 80,000 shares held by Susan Stein Elmendorf, who has delegated investment authority to Mr. Bates, who disclaims any beneficial ownership of such shares; and options to purchase 25,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $2.00 which expire in July 2006, options to purchase 5,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $4.50 which expire in January 2006 and options to purchase 5,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 per share which expire January 2007.

(10) Includes options to purchase 40,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 per share which expire July 2007.

(11) Includes options to purchase 5,323 shares currently vested in the 1992 Stock Option Plan at an exercise price of $4.50 per share which expire in January 2006 and options to purchase 5,000 shares currently vested in the 1992 Stock Option Plan at an exercise price of $5.50 per share which expire January 2007.

(12)   Address is 5445 East Cheryl Parkway, Madison, Wisconsin 53711.

(13) Includes 387,873 shares of Common Stock issuable upon exercise of outstanding options which will vest within 60 days of September 30, 1998, of which 137,200 have an exercise price of $0.0625, 175,000 have an exercise price of $2.00, 10,323 have an exercise price of $4.50 and 65,350 have an exercise price of $5.50 per share.


                               CHANGES IN CONTROL

As of January 19, 1999, Dr. Sean Carroll, an owner of 15.8% of the Common Stock of the Company, was in the process of completing a sale of a total of 920,000 of his shares, approximately 10% of the Company's outstanding Common Stock. The purchasers are as follows: the Rex James Bates Trust, Davis U. Merwin, the Model Charitable Lead Trust, Dr. Peter Model, and the Peter Model Trust No. 2. Rex J. Bates and Peter Model are directors of the Company and trustees for the respective trusts. Davis U. Merwin is an existing shareholder of the Company. Upon completion of the transaction, none of the purchasers will be the beneficial owner of 10% or more of the Company's Common Stock. Other than the above-described transaction, the Company is not aware of any arrangement or plan among the purchasers, or with the seller, or by or with any other party, that would result in a further change in control of the Company or whereby one or more of the purchasers and any other party would act in concert with respect to any matter affecting the Company.

DIRECTORS AND EXECUTIVE OFFICERS

The executive officers and directors of the Company, and their ages as of January 19, 1999, are as follows:

                    Ophidian Proxy Statement - Page 22 of 34


NAME                                AGE      POSITION

Dr. Douglas C. Stafford(1)          43      President, Chief Executive Officer, Director, Treasurer
Mr. William A. Linton(1)(2)         51      Chairman of the Board, Director
Dr. Joseph R. Firca                 54      Vice President, Research and Development
Dr. F. Michael Hoffmann             47      Vice President, Genetic Technology Programs
Mr. Donald L. Nevins                60      Vice President, Finance, Chief Financial Officer
Dr. Margaret B. van Boldrik(1)(2)   43      Director, Vice President, Secretary
Mr. Rex J. Bates(3)                 75      Director
Dr. W. Leigh Thompson(3)            60      Director
Dr. Peter Model(3)                  65      Director

(1) Member of Executive Search and Review Committee
(2) Member of Stock Option Committee
(3) Member of Audit Committee

The business experience of the Company's Executive Officers (except for Douglas Stafford, who is also a Director) and that of Director William Linton, who is not standing for re-election to the Board, is set forth below. For a description of the business experience of the other Directors, see Proposal One, "Election of Directors," pages 2 to 5.

Mr. William Linton has served as Chairman of the Board of Directors and a member of the Board of Directors of the Company since its inception in November 1989. Mr. Linton founded Promega Corporation, a privately held developer and manufacturer of biomedical research products, in 1978, continuously serving as President and Chief Executive Officer and Chairman of the Board of Directors. He is also a Director of Promega's two joint ventures in the People's Republic of
China: Sino-American Biotechnology Company and Shanghai-Promega Biochemicals Company LTD. Mr. Linton has extensive experience in biotechnology product development and in structuring both U.S. and international marketing and strategic business partnerships. Since 1996, Mr. Linton has served as the President of the Fitchburg Center Corporation, a privately held real estate development company, and on the Board of Directors of Wisconsin Manufacturers and Commerce, a trade association since January 1996. Mr. Linton holds a B.S. degree in Biology from the University of California-Berkeley and conducted graduate studies at the University of Wisconsin-Madison.

Dr. Joseph Firca has served as the Company's Vice President, Research and Development since July 1992. Prior to joining the Company, Dr. Firca was Vice President, Advanced Technologies, at the Pandex Division of Baxter Healthcare Corporation, a publicly held healthcare products company, responsible for infectious disease, blood screening systems technology, immunoassay product development, and advanced technology development from May 24, 1985, to January, 1992. Previously he held several scientific management positions at Abbott Laboratories from 1976 to 1985. Dr. Firca received a B.S. degree in biology from Xavier University, a M.S. from Duquesne University, and a Ph.D. in Microbiology from the University of Cincinnati. In addition, Dr. Firca conducted post-doctoral research at the Argonne National Laboratory and was a Visiting Associate at the California Institute of Technology.

                    Ophidian Proxy Statement - Page 23 of 34

Dr. F. Michael Hoffmann has served the Company as Vice President of Genetic Technology Programs since August 1997. Effective December 1, 1998, the Company entered into a new employment agreement with Dr. Hoffmann to change his employment status from full-time to part-time, for a period of one year. Pursuant to this agreement, Dr. Hoffmann will receive an annual compensation of $50,000 and may receive additional incentive and bonus compensation upon the completion of specific performance objectives. He was employed by the Company from November 1996 to July 1997 as Principal Scientist in Business Development. From July 1994, Dr. Hoffmann is a Professor of Oncology and Medical Genetics at the McArdle Laboratory for Cancer Research at the University of Wisconsin-Madison. He held the positions of Associate and Assistant Professor at the University of Wisconsin-Madison from July 1984 to July 1994. He conducted post-doctoral research at Harvard University and the Massachusetts Institute of Technology from January 1979 to June 1984. He holds a Ph.D. degree in biochemistry from Cornell University and a B.S. degree in chemistry from Rensselaer Polytechnic Institute.

Mr. Donald L. Nevins joined the Company as Vice President, Finance, and Chief Financial Officer in November 1997. From 1993 to 1997, Mr. Nevins operated his own consulting firm, CPR Electronics, Inc., which provided financial and strategic services to development-stage companies. He has been President, CEO, and a director of CPR Electronics Inc., a company he formed for investment and consulting purposes in 1993 which became inactive in September 1997. He was president, CEO, and a director of LouveRail Enterprises, Inc. in 1996 and Vice President-Finance and CFO of Personnel Data Systems from 1995 to 1996. From 1988 to 1992, he was chief financial officer of C & D Technologies, Inc., a publicly held battery and electronics company. From 1986 to 1988, he was senior vice president of finance and a director of Protein Sciences Corp., a private biopharmaceutical company. From 1976 to 1986, he held a series of positions with Uniroyal Inc. including chief financial officer of two major groups (Chemical and Engineered Products). From 1974 to 1976, Mr. Nevins was assistant controller of Combustion Engineering, Inc. and chief financial officer of its Brazilian subsidiary. From 1967 to 1972, he held a series of financial staff positions with Commercial Union Companies, Inc.; from 1972 to 1974 with Northwest Industries, Inc.; from 1964 to 1967 with Carborundum Company. From 1960 to 1964, Mr. Nevins was a certified public accountant at Price Waterhouse & Co. Mr. Nevins received his B.B.A. from the University of Pittsburgh and a M.B.A. from the State University of New York.

                   BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

The Board of Directors held a total of five meetings and took action by written consent on two occasions during the last fiscal year. No Director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served.

The Audit Committee consisted of Directors Rex J. Bates, W. Leigh Thompson, and Peter Model and did not meet during the last fiscal year. This Committee reviews the scope and results of the Company's financial statements conducted by the Company's

                    Ophidian Proxy Statement - Page 24 of 34 independent accountants, the scope of other services provided by the Company's independent accountants, proposed changes in the Company's financial and accounting standards and principles, and the Company's policies and procedures with respect to its internal accounting, auditing and financial controls, and makes recommendations to the Board of Directors on the engagement of the independent accountants, as well as other matters which may come before it or as directed by the Board of Directors.

The Stock Option Committee consisted of Directors William A. Linton and Margaret
B. van Boldrik and did not meet during the last fiscal year. This Committee administers the Company's stock option plans.

The Executive Search and Review Committee consisted of Directors Douglas C. Stafford, William A. Linton, and Margaret B. van Boldrik and met once during the last fiscal year. This Committee is charged with identifying executive staff requirements and recruiting to fill those needs.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, (the "Exchange Act") requires officers and directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during Fiscal 1998, all Section 16(a) filing requirements applicable to its officers, directors, and 10% shareholders were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of January 19, 1999, Dr. Sean B. Carroll, a founder of the Company, beneficially owned 1,460,333 shares. In exchange for those shares, Dr. Carroll contributed to the Company in 1990 all of his rights to his invention entitled "Antivenoms and Methods for Making Antivenoms" which is the basis for the Company's avian technology, as well as a subsequent assignment in the same year of his rights to any patent applications filed in connection with the Company's passive antibody technology. The Company determined that the transfer of Dr. Carroll's technology rights was adequate consideration for the issuance of these shares of Company Stock.

As of January 19, 1999, Dr. van Boldrik, Vice President, Secretary, a director and founder of the Company, owns 1,460,000 shares. In exchange for those shares, Dr. van Boldrik contributed in 1990 all of her rights in the invention entitled "Antivenoms and Methods for Making Antivenoms," as well as a subsequent assignment in the same year of her rights to any patent application filed in connection with the Company's passive antibody technology. The Company determined that the transfer of Dr. van Boldrik's

                    Ophidian Proxy Statement - Page 25 of 34 technology rights was adequate consideration for the issuance of these shares of Company Stock.

Fitchburg Research Park Associates Limited Partnership ("FRPA"), a Wisconsin limited partnership of which William A. Linton, Chairman of the Board and a director, is the sole general partner and holds a 50% ownership interest, received 800,000 shares when the Company first issued shares January 17, 1990. In exchange for those shares, FRPA contributed $50,000 for an effective price of $0.0625 per share. FRPA has distributed its shares from the partnership.

Under the terms of a Stock Warrant granted to FRPA (the "FRPA Warrant") by the Company on January 17, 1990, designed to protect FRPA against dilution of its holdings in the Company due to the issuance of shares to employees of the Company pursuant to the Company's Stock Option Plans, FRPA is entitled to purchase one share for every four shares issued to employees pursuant to the Plans. FRPA may purchase a maximum of 114,290 shares under the FRPA Warrant; the exercise price thereunder is $.0025 per share.

On October 1, 1990, the Company obtained a line of credit from FRPA in the original principal amount of $250,000 (the "FRPA Line of Credit"). The FRPA Line of Credit was repaid in full on October 21, 1991, and the line of credit is no longer in effect. As additional consideration for the line of credit, the Company granted to FRPA an option to purchase 125,000 shares at a price of $2.00 per share. The option was exercised fully on October 1, 1993 through the payment of $250,000 for 125,000 shares.

In September 1991, Promega agreed to purchase shares of the Company conditioned upon its receipt of an exclusive and confidential first right, for a period of 10 years, to review any technology developed by the Company that is incidental to the human and animal therapeutic and diagnostic markets. "Incidental" refers to those markets that are not human or animal therapeutics or diagnostics. Promega serves various incidental markets, such as, research products or food testing. The arrangement was established so that the Company's core business interests would not be encumbered by the agreement with Promega and a market could be established in incidental markets. Promega has 60 days after disclosure of a technology to review the technology and notify the Company in writing of its interest in developing the technology. The parties will then negotiate in good faith for up to 60 days thereafter regarding terms on which Promega might obtain the right to use the technology. If Promega and the Company fail to enter into an agreement within 60 days after notice of Promega's interest in the technology, the Company may attempt to license or assign the rights to the product to a third party, subject to Promega's right to first refuse the price and terms offered by a third party, exercisable within 15 days after notice thereof to Promega. The agreement with Promega will terminate at any time that Promega's ownership of the Company falls below one percent of the outstanding shares. Promega currently owns 262,520 shares of Ophidian, or 2.8%.

                    Ophidian Proxy Statement - Page 26 of 34

Promega and FRPA are affiliated by virtue of common control and partial common ownership. As sole general partner of FRPA; a shareholder, President, and Chairman of the Board of Promega; and a director and Chairman of the Board of the Company, William A. Linton may be subject to various conflicts of interest in determining whether Promega will pursue, for use in incidental markets, the development of any technology initially developed by the Company, and would be subject to a significant conflict of interest in connection with any dispute that might arise under the disclosure agreement between the Company and Promega described above.

On January 1, 1994, the Company entered into a Lease with Promega for a 10,000 square foot office/research laboratory and production facility at 5445 East Cheryl Parkway, Madison, Wisconsin. Mr. Linton is a shareholder, the President and Chairman of the Board of Promega. The lease provides for a five-year lease term with an option to renew the lease for an additional five-year term. In June 1998, Ophidian exercised this option.

The facility lease described above gives Promega the right to terminate in case of a broad range of events of default by the Company, in which event the Company would lose the value of improvements and may be liable for the remaining rent even if its rights to use the premises are terminated. As Chairman of the Board and a director of the Company, Mr. Linton would be subject to a significant conflict of interest in connection with taking any adverse action on the lease on behalf of Promega.

Dr. Peter Carroll, who is Dr. Sean Carroll's brother, is an attorney with Medlen & Carroll, LLP, San Francisco, California, and serves as patent counsel to the Company. Dr. Peter Carroll and his wife, Maureen Collins-Carroll, were given 40,000 shares as a gift from Dr. Sean Carroll in April 1990. As Dr. Sean Carroll's brother, Dr. Peter Carroll would have a conflict of interest in any dispute between Dr. Sean Carroll and the Company, especially with respect to ownership of intellectual property.

Pursuant to the Lilly Agreements, Lilly can require, subject to certain qualifications, that the Company register the shares Lilly purchased either in a separate public offering or in conjunction with a public offering sponsored by the Company. Lilly has waived its rights to require the Company to register its shares in conjunction with the Company's initial public offering, but in every other respect, retains those rights.

The Company believes that each of the transactions set forth above as well as those currently in effect were entered into on (i) terms as fair as those that could be obtained from independent third parties, and (ii) were ratified by a majority (but no less than two) of the Company's independent directors who did not have an interest in the transaction and who had access to the Company's counsel at Company expense. All future transactions with the Company in which a director, officer or 5% shareholder of the Company has a direct or indirect interest must (i) be on terms no less favorable to the Company than could be obtained from unaffiliated third parties, and (ii) be approved by a majority of directors who have no direct or indirect interest in the transaction and who have access at Company expense to the Company's counsel or independent counsel.

                    Ophidian Proxy Statement - Page 27 of 34

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during Fiscal 1998, 1997, and 1996 by the Company's President and Chief Executive Officer and all other corporate officers earning in excess of $100,000 annually.

                                                 SUMMARY       COMPENSATION      TABLE

                                                                                                LONG TERM
                                                                                               COMPENSATION
                                                           ANNUAL COMPENSATION                 ------------
                                                           -------------------                 COMMON STOCK
NAME AND PRINCIPAL POSITION                        YEAR           SALARY          BONUS     UNDERLYING OPTIONS
---------------------------                        ----           ------          -----     ------------------
Dr. Douglas Stafford                               1998          $179,517       $25,000            ----
        President & CEO                            1997          $154,162       $10,000           30,000
                                                   1996          $146,028       $30,000            ----
Dr. Joseph R. Firca                                1998          $139,624 (1)   $ ---              ----
        V P, Research & Development                1997          $132,909       $15,000           20,000
                                                   1996          $125,668       $15,000            ----
Dr. F. Michael Hoffmann                            1998          $118,381       $25,000            ----
        V P, Genetic Technology                    1997          $86,250 (2)    $ ---            100,000
         Programs                                  1996          $ ---          $ ---              ----
Donald L. Nevins                                   1998          $115,781 (3)   $ ---              ----
         V P, Finance & CFO                        1997          $ ---          $ ---              ----
                                                   1996          $ ---          $ ---              ----

(1) Does not include certain relocation expenses to be paid by the Company in the future to Dr. Firca.
(2) Dr. Hoffmann became a Vice President of the Company as of August 1, 1997.
(3) Mr. Nevins became a Vice President of the Company as of November 6, 1997, and his salary compensation includes a nonaccountable relocation allowance of $20,000.

The following table sets forth certain information regarding the value of exercised and unexercised stock options held by each of the named Executive Officers as of September 30, 1998. None of the named Executive Officers exercised options to purchase Common Stock during the fiscal year ended September 30, 1998.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                        NUMBER OF SECURITIES
                                       UNDERLYING UNEXERCISED                        VALUE OF UNEXERCISED
                                             OPTIONS AT                              IN-THE-MONEY OPTIONS
                                         SEPTEMBER 30, 1998                       AT SEPTEMBER 30, 1998 (1)
                                         ------------------                       -------------------------
           NAME                EXERCISABLE            UNEXERCISABLE           EXERCISABLE          UNEXERCISABLE
           ----                -----------            -------------           -----------          -------------
Dr. D.  C. Stafford......          193,200                 24,000                 $277,525                $0
Dr. J. R. Firca............        104,000                 16,000                  $6,250                 $0
Dr. F. M. Hoffmann....              20,000                 80,000                    $0                   $0
Mr. D. L. Nevins (2).....            N/A                     N/A                    N/A                   N/A

(1) The value of the options is based upon the difference between the exercise price and the value of $2.0625 per share based on the closing price of the stock on September 30, 1998.

                    Ophidian Proxy Statement - Page 28 of 34

(2) Award of 50,000 shares, pending shareholder approval of 1998 Incentive Stock Option Plan.

                        REPORT ON EXECUTIVE COMPENSATION

The Company does not have a compensation committee. The Board of Directors annually reviews executive compensation and makes determinations as to the optimal level of compensation for each of the Company's executive officers. It is the philosophy of the Board of Directors that the total executive compensation package should align the financial interests of the Company's executives with the short-term and long-term goals of the Company and consequently enhance shareholder value. The key elements of the Company's current compensation program include a base salary and equity participation through a long-term incentive plan.

Base Salary. As a development stage company, it is difficult to compare salaries to any particular peer group. Rather, the Board takes into consideration the responsibilities, experience level, individual performance levels, and amount of time devoted to the Company's needs. Salaries are reviewed annually by the Board based on the foregoing criteria and are adjusted, if warranted, by the Board.

Long-term Incentives. The Company currently has a 1990 Incentive Stock Option Plan and a 1992 Employee Stock Option Plan in effect for its employees, advisors, and directors. As discussed above, the Company is seeking shareholder approval at the Annual Meeting for a 1998 Incentive Stock Option Plan. The purpose of these plans is to create an opportunity for employees, including executive officers, to share in the enhancement of shareholder value. These plans are administered by a committee (the "Stock Option Committee"), which reviews and grants incentive awards based upon its evaluation of the executive's individual performance, level of responsibility, and overall contribution towards the Company past and future success together with the Company's achievement with respect to development milestones and growth.

                               Board of Directors


                               William A. Linton
                               Director, Chairman of the Board

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

As stated above, the Company does not have a compensation committee. The Board of Directors determines executive compensation. Two of the Company's officers, the President and Chief Executive Officer, Douglas C. Stafford, and the Secretary and a Vice President, Dr. Margaret B. van Boldrik are also members of the Board of Directors. No other officer or employee of the Company serves as a director. No executive officer of the Company has a relationship that would constitute an interlocking relationship with the executive officers or directors of another entity. There were no reportable transactions with any members of the Board of Directors in Fiscal 1998.

                    Ophidian Proxy Statement - Page 29 of 34

                             CONSULTANT COMPENSATION

In June 1996, the Company granted a consultant, G. Steven Burrill, the option to purchase 100,000 shares of the Company at a price of $4.50 per share, exercisable until May 2004.

Through December 31, 1998, Dr. van Boldrik received consulting fees for services, which did not include her services as a Director. Dr. van Boldrik received a consulting fee of $5,000 per quarter plus health insurance benefits, subject to annual review. For Fiscal 1998, Dr. van Boldrik received $20,000.

The Company paid Dr. Sean Carroll a monthly consulting fee of $3,333, which ended January 1998, for consulting services that did not include his services as a director. Dr. Carroll's consulting agreement expired in January, 1998, and is not subject to renewal. For Fiscal 1998, Dr. Carroll received $13,332.

Dr. Thompson receives $2,400 per day plus expenses for his services as a consultant, payable in cash or shares, in any event not to exceed 10,000 shares in aggregate. For Fiscal 1998, Dr. Thompson received $1,463.

Each of the consultants provides services regarding business development, technology assessment or research strategies.

                               STOCK OPTION PLANS

The Company currently has a 1990 Incentive Stock Option Plan and a 1992 Employee Stock Option Plan ("1990/1992 Stock Option Plans") in force for its employees, advisors and directors. The 1990/1992 Stock Option Plans provide for the grant of options to purchase shares, in the case of the 1990 Incentive Stock Option Plan, at not less than fair market value as of the date options are granted, and in the case of the 1992 Employee Stock Option Plan at a value determined by the Stock Option Committee. The 1990/1992 Stock Option Plans are administered by a committee (the "Stock Option Committee") made up of at least two members of the Company's Board of Directors, and is currently made up of Dr. van Boldrik and Mr. Linton. To facilitate the operation of the 1990/1992 Stock Option Plans, the Company initially reserved 457,160 authorized but unissued shares for the 1990/1992 Stock Option Plans. On December 1, 1992, by a vote of shareholders, the number of shares available for employee stock options was increased by 200,000 shares, for a total of 657,160.

The Company's Board of Directors has approved and seeks, pursuant to this Proxy Statement, shareholder approval for a new incentive stock option plan, the 1998 Incentive Stock Option Plan, which will provide for the issuance of options to purchase 975,000 shares of the Company, reduced by the number of shares issued or reserved for issuance pursuant to options granted to eligible employees, advisors, and directors under the 1990/1992 Stock Option Plans. As of January 19, 1999, 657,160 shares had been issued or reserved for issuance pursuant to options granted under the 1990/1992

                    Ophidian Proxy Statement - Page 30 of 34

Stock Option Plans, leaving a net, following approval of the 1998 Incentive Stock Option Plan of 317,840 shares available for new issuances pursuant to either the 1998 Incentive Stock Option Plan, if adopted by the shareholders, and the 1990/1992 Stock Option Plans. For a complete discussion of the proposed 1998 Incentive Stock Option Plan, see "Proposal Two - Adoption of the 1998 Incentive Stock Option Plan," above.

As of January 19, 1999, the Company has entered into stock option agreements granting Dr. Stafford options to purchase up to 137,200 shares at an exercise price of $.0625 per share, which options vested in stages ending August 1, 1994, and may only be exercised prior to July 31, 2000, and to purchase 50,000 shares at an exercise price of $2.00 per share, which options vested in stages ending October 25, 1995, and may only be exercised prior to October 24, 2001, and to purchase 30,000 shares at an exercise price of $5.50 per share, which options vest in stages ending July 29, 2002, and may only be exercised prior to July 30, 2007. The Company has entered into an agreement granting Dr. Firca the option to purchase 100,000 shares at an exercise price of $2.00 per share, which option vested in stages ending July 13, 1997, and may only be exercised prior to July 13, 2002, and to purchase 20,000 shares at an exercise price of $5.50 per share, which option vests in stages ending July 13, 2002, and may only be exercised prior to July 30, 2007. The Company has entered into an agreement granting Dr. Hoffmann the option to purchase 100,000 shares at an exercise price of $5.50 per share, which option vests in stages ending November 1, 2001, and may only be exercised prior to July 30, 2007. Following approval by the shareholders of the 1998 Incentive Stock Option Plan, the Company intends to grant Mr. Nevins an option to purchase 50,000 shares at a price to be determined by the Board of Directors, which option will vest in stages over a five-year period. The Company has entered into an agreement granting Mr. Bates the option to purchase 25,000 shares at an exercise price of $2.00 per share, which option was immediately vested, and may only be exercised prior to July 31, 2006. He was also granted the option to purchase 5,000 shares at an exercise price of $4.50 per share, which option vested on January 12, 1997, after one year of service with the Company, and may only be exercised prior to January 12, 2006. A third Stock Option Agreement was entered into between the Company and Mr. Bates, according to which he was granted the option to purchase 5,000 shares at an exercise price of $5.50, which option vested upon one year of service following January 10, 1997, and may only be exercised prior to January 10, 2007. The Company has entered into an agreement granting Dr. Model the option to purchase 5,350 shares at an exercise price of $5.50 per share, which option vested upon one year of service following January 10, 1997, and may be exercised only prior to January 10, 2007. The Company has entered into an agreement granting Dr. Thompson the option to purchase 5,323 shares at an exercise price of $4.50 per share, which option vested upon one year of service following January 12, 1996, and may be exercised by January 12, 2006, and a second agreement with Dr. Thompson granting him the option to purchase 5,000 shares at an exercise price of $5.50 per share, which vested upon one year of service from January 10, 1997, and may be exercised by January 10, 2007. The Company has entered into similar agreements with 21 Company employees who are not executive officers pursuant to the 1990/1992 Stock Option Plans, granting options to purchase an aggregate of 149,977 shares of common stock at a weighted average exercise price of $2.77 per share. The number of shares reported in the

                    Ophidian Proxy Statement - Page 31 of 34

Prospectus dated May 7, 1998, was 112,975. That number did not include 45,760 shares granted to an employee under Ophidian's 1990 Incentive Stock Option Plan. Those shares are now reported in the 149,977 figure. The options granted pursuant to the 1990/1992 Stock Option Plans are nontransferable, but may be exercised by the personal representative of a holder thereof in the event of death.

                             401(K) RETIREMENT PLAN

Effective October 1, 1993, the Company established a profit sharing plan and trust to provide retirement benefits for eligible employees. The Ophidian Pharmaceuticals, Inc. 401(k) Plan (the "401(k) Plan") is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended. Participants may direct a portion of their compensation, the lesser of 15% or $10,000 (the maximum limit set by law for 1999), to be contributed to their accounts under the 401(k) Plan. The Company has arranged for the firm of Robert W. Baird and Company to provide investment services to employees for their funds contributed to the 401(k) Plan. The Company may, but is not required to, match a participant's pre-tax contributions to the 401(k) Plan. In addition, the Company may make discretionary contributions to the 401(k) Plan on an annual basis. To date, the Company has not made any contributions under the 401(k) Plan in addition to participants' own contributions. Participants are always vested fully in their pre-tax contributions to the 401(k) Plan. Generally, amounts contributed to the 401(k) Plan (and any earnings or interest) may not be distributed until the participant's death, disability, retirement or termination of employment. There may be certain tax penalties levied for lump-sum withdrawals made prior to age 59 1/2, unless the sum is rolled over into another qualified plan or individual retirement account. In addition, funds may be made available in the form of a loan or hardship distribution to a participant in the event of an immediate and heavy financial necessity.

                              DIRECTOR COMPENSATION

Non-employee Directors of the Company are paid $1,000 per regular meeting at which the directors attend in person and $500 per substantive telephonic meeting of the Board of Directors, which amounts are payable in cash or in shares of the Company. In Fiscal 1998, Drs. van Boldrik and Thompson did not receive compensation as Directors of the Company but received compensation as consultants to the Company. See "Consultant Compensation" above.

                      EMPLOYMENT AND CONSULTING AGREEMENTS

The Company has entered into agreements with all its employees, including Drs. Stafford, Firca, Hoffmann, and Mr. Nevins, who are corporate officers, concerning ownership of intellectual property. These agreements prohibit competition with the Company during and for a term of one year after termination of, employment with the Company. They obligate each employee to keep confidential the trade secrets and other proprietary information of the Company, and employees are required to disclose and

                    Ophidian Proxy Statement - Page 32 of 34 assign to the Company all of their discoveries and inventions and any and all patent rights therein.

Effective June 1, 1997, the Company entered into an employment agreement with Dr. Douglas Stafford, President and Chief Executive Officer of the Company, for a three-year term. Pursuant to such agreement, Dr. Stafford receives an annual base salary of $180,000 subject to annual review and increase by mutual agreement.

Effective June 1, 1997, the Company entered into an employment agreement with Dr. Joseph Firca, Vice President, Research and Development of the Company, for a three-year term. Pursuant to such agreement, Dr. Firca receives an annual base salary of $140,000 subject to annual review and increase by mutual agreement.

Effective August 1, 1997, the Company entered into an employment agreement with Dr. F. Michael Hoffmann, Vice President, Genetic Technology Programs of the Company, for a three-year term. Pursuant to such agreement, Dr. Hoffmann received an annual base salary of $125,000 subject to annual review and increase by mutual agreement. Effective December 1, 1998, the Company entered into a new employment agreement with Dr. Hoffmann to change his employment status from full-time to part-time, for a period of one year. Pursuant to this agreement, Dr. Hoffmann will receive an annual compensation of $50,000 and may receive additional incentive and bonus compensation upon the completion of specific performance objectives.

Effective November 6, 1997, the Company entered into an employment agreement with Donald L. Nevins, Vice President, Finance, and Chief Financial Officer. Mr. Nevins assumed his duties with the Company December 1, 1997. Mr. Nevins receives an annual base salary of $110,000, subject to annual review and increases by mutual agreement.

Scientists and consultants retained by the Company will generally be contractually obligated to disclose and assign to the Company certain ideas and inventions developed in the performance of duties for the Company and will be prohibited from disclosing any confidential Company information to anyone outside the Company at any time. The terms of their agreements may depend upon the outcome of negotiations and the level of protection provided by other circumstances.

SHAREHOLDER RETURN PERFORMANCE GRAPH

The following graph compares the percentage change in cumulative total shareholder return on the Company's Common Stock with the cumulative return on the NASDAQ (Composite) Stock Market Index (designated as "Broad Market" below) and the NASDAQ Biotechnology Stock Index (designated as "Peer" below) during the period beginning June 12, 1998 (the date on which the Company's Common Stock began trading separately from the warrants on the Nasdaq Small Cap System) through September 30, 1998. The comparison assumes that $100 was invested on June 12, 1998, in the Company's Common Stock and in the foregoing indices and assumes the reinvestment of dividends.

                    Ophidian Proxy Statement - Page 33 of 34


MEASUREMENT PERIOD                  OPHIDIAN         BROAD MARKET      PEER
------------------                  --------         ------------      ----

June 12, 1998                       100.00               100.00       100.00
September 30, 1998                  44.59                97.07        101.52
December 31, 1998                   37.84                125.65       139.39





                                    SIGNATURE

Pursuant to the requirements of Section 14 of the Securities and Exchange Act of 1934, as amended and Regulation 14A thereunder, the Company has caused this Proxy Statement to be mailed to the shareholders of the Common Stock and filed with the Securities and Exchange Commission.

                                       THE BOARD OF DIRECTORS


                                       By:  _______________________________
                                            William A. Linton
                                            Director, Chairman of the Board

Madison, Wisconsin
Dated:  February 12, 1999



                    Ophidian Proxy Statement - Page 34 of 34

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT A TO PROXY STATEMENT

                         OPHIDIAN PHARMACEUTICALS, INC.
                        1998 INCENTIVE STOCK OPTION PLAN

--------------------------------------------------------------------------------



         1. Purpose. The purpose of the Ophidian Pharmaceuticals, Inc. 1998 Incentive Stock Option Plan (the "Plan") is to encourage certain key employees of Ophidian Pharmaceuticals, Inc. (the "Company") to acquire or increase their stock ownership in the Company, to provide an incentive to such employees to promote the financial success of the Company, and to enable the Company to attract and retain key personnel necessary for continued growth and profitability.

         2. Effective Date and Term of Plan. The Plan shall become effective on the date adopted by the Board of Directors of the Company ("Board of Directors") and shall continue for a period of ten years thereafter unless sooner terminated as provided in Paragraph 17.

         3. Approval of Shareholders. The Plan is subject to the approval of holders of a majority of all of the outstanding voting shares of the Company. If it is not so approved on or before one year after the date of adoption of the Plan by the Board of Directors, the Plan shall not come into effect and any options granted pursuant to the Plan shall be deemed canceled. No option may be exercised prior to approval of the Plan by the shareholders.

         4. Stock Subject to Plan. Only common stock of the Company ("Common Stock") may be issued pursuant to options granted under this Plan. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of options granted under the Plan ("Options") is Nine Hundred Seventy-Five Thousand (975,000) shares, reduced by the number of shares from time to time reserved by the Company for issuance upon exercise of then outstanding options granted under the Company's 1990 Incentive Stock Option Plan and the Company's 1992 Employee Stock Option Plan as amended and further reduced by shares issued upon the exercise of options granted under such plans, and subject to any adjustments provided in Paragraph 16. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for further grants under the Plan.

         5. Administration. The Plan shall be administered by the committee described in Paragraph 6 (the "Committee"). Subject to the express provisions of the Plan, the Committee shall have complete authority in its discretion, to determine those employees ("Participants") to whom Options shall be granted, the option price, the option periods and the number of shares to be subject to each Option. Subject to the express provisions of the Plan, the Committee shall also have the authority in its discretion to prescribe the time or times at which Options may be exercised, the limitations upon the exercise of Options



                  1998 Incentive Stock Option Plan - Page A-1

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT A TO PROXY STATEMENT

(including limitations effective upon the death, disability or termination of employment of any Participant) and the restrictions, if any, to be imposed upon the transferability of shares acquired upon exercise of Options. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical), to determine whether the shares delivered upon exercise of Options will be treasury shares or will be authorized but previously unissued shares and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this paragraph shall be conclusive.

         6. Committee. The Committee shall consist of two or more members of the Board of Directors who are not currently an officer or other employee of the Company, do not receive compensation from the Company other than as a Director, and who otherwise qualify as a "non-employee director" as that term is defined in Rule 16b-3(b)(3) under the Securities and Exchange Act of 1934, as amended. The Committee shall be appointed from time to time by the Board of Directors, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may hold meetings by use of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other.

         7. Eligibility. An Option may be granted under the Plan only to an officer or other key employee of the Company, and of its present and future subsidiaries, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended ("Subsidiaries"). The foregoing notwithstanding, members of the Committee shall not, while serving as members of the Committee, be eligible to receive Options.

         8. Option Price. The option price per share will be determined by the Committee at the time each Option is granted, but shall not be less than 100% of the fair market value, as determined by the Committee, of a share of Common Stock on the date of grant. If such Option is granted to a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company on the date of the grant, the option price per share shall not be less than 110% of its fair market value.

         9. Option Periods. The term of each Option will be for such period not exceeding ten years from the date of grant, as the Committee shall determine; provided, however, that if such Option is granted to a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company on the


                     1998 Incentive Sotck Option - Page A-2

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT A TO PROXY STATEMENT


date of the grant, the term of such Option shall not exceed five years from the date of grant. An Option shall be considered granted on the date the Committee acts to grant the Option or such other date as the Committee shall specify. Each Option shall be subject to earlier termination as described under Paragraphs 13 and 17.

         10. Exercise of Options. Each Option may be exercised at any time during the option period for such Option (subject to the restrictions in this paragraph, in Paragraph 13 and in the agreements referred to in Paragraph 14) by written notice delivered to an officer of the Company, stating the number of shares with respect to which the Option is being exercised.

         11. Payment for Option. Within five (5) business days following the date of exercise, the Participant shall make full payment of the option price
(i) in cash; (ii) with the consent of the Committee, by tendering previously acquired shares of Common Stock (valued at their fair market value, as determined by the Committee, as of the date of exercise); or (iii) any combination of (i) and (ii). Shares of Common Stock tendered shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. Upon receipt of the payment of the entire option price for the shares so purchased, certificates for such shares shall be delivered to the Participant.

         12. Maximum Per Participant. The aggregate fair market value, as determined by the Committee, of the stock for which options held by a Participant are exercisable for the first time under the Plan or other options granted to the Participant under any plan of the Company or any Subsidiary during any calendar year shall not exceed $100,000. For purposes of this paragraph, the fair market value of stock subject to an Option or other Incentive Stock Option shall be determined as of the date the Option or other Incentive Stock Option, as the case may be, is granted.

         13. Termination of Employment. Except as hereinafter provided, no Option may be exercised later than three months after a Participant terminates his employment with the Company or its Subsidiaries, as the case may be. If termination of employment results from the deliberate, willful or gross misconduct of a Participant, then the Option may not be exercised and all of the Participant's rights in the Option shall be forfeited upon termination. If termination of employment results from the disability of a Participant within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, any Option may be exercised at any time within twelve months after such termination of employment, but in no event beyond the option period. If termination of employment results from the death of a Participant, the personal representative of the Participant's estate, or a person who by bequest, inheritance, or otherwise by reason of the Participant's death, acquired the right to exercise the Option, may exercise any Option at any time after the death of such Participant, but in no event beyond the option period. The Committee may impose additional restrictions upon the exercise of Options after termination of employment, including prohibition of such exercise.

         14. Agreements. Options granted pursuant to the Plan shall be evidenced by stock option agreements in such form as the Committee shall from time to time adopt.


                  1998 Incentive Stock Option Plan - Page A-3

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT A TO PROXY STATEMENT


         15. Nontransferability of Options. Options under the Plan are not transferable by a Participant other than by will or the laws of descent or distribution, and may be exercised during the lifetime of a Participant only by such Participant.

         16. Adjustment of Number of Shares. In the event of any change in the outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, reorganizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the Committee shall, consistent with such change, appropriately adjust the number and kind of shares which thereafter may be optioned and sold under the Plan, the number and kind of shares under option in outstanding stock option agreements and the purchase price per share thereof. The determination of the Committee as to any such adjustment shall be final and conclusive. No adjustment or substitution provided for in this paragraph shall require the Company in any stock option agreement to sell a fractional share and the total substitution or adjustment with respect to each stock option agreement shall be limited accordingly.

         17. Amendment, Suspension or Termination. The Board of Directors, without further approval of the shareholders, may from time to time amend, suspend or terminate the Plan in such respects as the Board may deem advisable, provided, however, that no amendment shall become effective without prior approval of the shareholders which would (i) increase the aggregate number of shares which may be issued pursuant to Options granted under the Plan, except as permitted under Paragraph 16; (ii) permit the granting of options to anyone other than an officer or key employee of the Company or a Subsidiary or to a member of the Committee; (iii) decrease the minimum option prices; (iv) increase the maximum option periods; (v) increase the maximum per Participant set in Paragraph 12; or (vi) extend the term of the Plan. No amendment shall, without the Participant's consent, alter or impair any of the rights or obligations under any Option granted to the Participant prior to the effective date of such amendment.

         Dated as of the 7th day of August, 1998.


                                   OPHIDIAN PHARMACEUTICALS, INC.


                                   By:      /s/ Douglas C. Stafford
                                      ----------------------------------------
                                            Douglas C. Stafford, President and
                                            Chief Executive Officer

                                   Attest:  /s/ Margaret B. van Boldrik
                                          ------------------------------------
                                            Margaret B. van Boldrik, Secretary




                     1998 Incentive Stock Option - Page A-4

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT A TO PROXY STATEMENT

                                    OPHIDIAN
                              PHARMACEUTICALS, INC.

                             STOCK OPTION AGREEMENT

         This Agreement, made as of the _____ day of _________________, 1999, by and between OPHIDIAN PHARMACEUTICALS, INC. (the "Company") and _____________ _________________________ (the "Participant").


                                    RECITALS

         The Company has adopted the Ophidian Pharmaceuticals, Inc. 1998 Incentive Stock Option Plan (the "Plan") to encourage certain key employees of the Company to acquire or increase their stock ownership in the Company, to provide an incentive to such employees to promote the financial success of the Company and to enable the Company to attract and retain personnel necessary for continued growth and profitability.

         The Company has employed the Participant as a key employee and considers it desirable and in its best interests to grant to the Participant an option to purchase shares of the Common Stock of the Company.

         The option to purchase granted pursuant to this Agreement is intended by the parties to be, and shall be treated as, an incentive stock option as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, it is agreed as follows:

1. GRANT OF OPTION. The Company hereby grants the Participant the option to purchase up to _______________ (_____) shares of Common Stock of the Company (the "Option Shares"), subject to the terms and conditions of this Agreement.

2. PURCHASE PRICE. The purchase price for the Option Shares shall be $___________ per share, which is the fair market value of the shares as of the date of this Agreement.

3. TIME OF EXERCISE. Subject to the provisions of Paragraphs 6 and 7, the Participant may elect to exercise the Option granted hereunder in ______ (__) installments, as follows:

     [insert]

      1998 Incentive Stock Option Plan - Stock Option Agreement - Page A-5

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT A TO PROXY STATEMENT


     However, if the Participant does not purchase the full number of shares to which the Participant is entitled in any period, the Participant shall be permitted to purchase those remaining shares in a later period through and including ________, 2009, in addition to those shares which the Participant may otherwise be entitled to purchase. No partial exercise of such Option may be for less than one hundred (100) full shares. In no event shall the Company be required to transfer fractional shares to the Participant.

4. METHOD OF EXERCISE. Each Option may be exercised at any time during the option period for such Option (subject to the limitations in Paragraph 6 and the restrictions in Paragraph 7) by written notice delivered to an officer of the Company, stating the number of shares with respect to which the Option is being exercised.

5. PAYMENT FOR OPTION. Within five (5) business days following the date of exercise, the Participant shall make full payment of the option price (i) in cash; (ii) with the consent of the Company, by tendering previously acquired shares of Common Stock (valued at their fair market value, as determined by the Company, as of the date of exercise); or (iii) any combination of (i) or (ii). Shares of Common Stock tendered shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. Upon receipt of the payment of the entire option price for the shares so purchased, certificates for such shares shall be delivered to the Participant.

6. LIMITATIONS. The aggregate fair market value, as determined by the Company, of the stock for which options held by the Participant are exercisable for the first time under this Option or other options under any plan of the Company or any Subsidiary during any calendar year shall not exceed $100,000. For purposes of this paragraph, the fair market value of stock subject to an Option or other Incentive Stock Option shall be determined as of the date the Option or other Incentive Stock Option, as the case may be, is granted.

7. TERMINATION OF OPTION. Except as hereinafter provided, no Option may be exercised later than three months after the Participant terminates employment with the Company or its Subsidiaries, as the case may be. If termination of employment results from the deliberate, willful or gross misconduct of the Participant, then the Options may not be exercised and all of the Participant's rights in the Options shall be forfeited upon termination. If termination of employment results from the disability of the Participant within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, any Option may be exercised at any time within twelve months after such termination of employment, but in no event beyond

      1998 Incentive Stock Option Plan - Stock Option Agreement - Page A-6

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT A TO PROXY STATEMENT

     the option period. If termination of employment results from the death of the Participant, the personal representative of the Participant's estate, or a person who by bequest, inheritance, or otherwise by reason of the Participant's death acquired the right to exercise the option, may exercise any Option at any time within three years after the death of the Participant, but in no event beyond the option period.

8. NONTRANSFERABILITY OF OPTIONS. The Options granted hereunder are not transferable by the Participant other than by will or the laws of descent or distribution, and may be exercised during the lifetime of the Participant only by the Participant.

9. ADJUSTMENT OF NUMBER OF SHARES. In the event of any change in the outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, reorganizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the Company shall, consistent with such change, appropriately adjust the number and kind of shares which thereafter may be optioned and sold under this Agreement, and the purchase price per share thereof. The determination of the Company as to any such adjustment shall be final and conclusive. No adjustment or substitution provided for in this paragraph shall require the Company to sell a fractional share and the total substitution or adjustment shall be limited accordingly.

10. BINDING EFFECT. This Agreement shall be construed in accordance with the provisions of the Plan as implemented from time to time by the Committee (as defined in the Plan) and shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.

                                            OPHIDIAN PHARMACEUTICALS, INC.

                                            BY:
                                               ---------------------------------
                                            ATTEST:
                                                   -----------------------------

                                            PARTICIPANT:

                                            ------------------------------------
                                            [print name]
                                            ------------------------------------

      1998 Incentive Stock Option Plan - Stock Option Agreement - Page A-7

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT B TO PROXY STATEMENT

                          AGREEMENT AND PLAN OF MERGER
                        OF OPHIDIAN PHARMACEUTICALS, INC.
                             A WISCONSIN CORPORATION
                                       AND
                         OPHIDIAN PHARMACEUTICALS, INC.
                             A DELAWARE CORPORATION

         This Agreement and Plan of Merger, dated as of ___________________, 1999, (the "Agreement") is between Ophidian Pharmaceuticals, Inc., a Wisconsin corporation ("Ophidian Wisconsin") and Ophidian Pharmaceuticals, Inc., a Delaware corporation ("Ophidian Delaware"). Ophidian Wisconsin and Ophidian Delaware are sometimes referred to as the "Constituent Corporations."

                                    RECITALS

         A. Ophidian Wisconsin is a corporation duly organized and existing under the laws of the State of Wisconsin and has an authorized capital of 22,400,000 shares, all of which are designated "Common Stock", $.0025 par value. On the date hereof, 9,223,018 shares of Common Stock are issued and outstanding.

         B. Ophidian Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 24,400,000 shares, 22,400,000 of which are designated "Common Stock", $0.0025 par value, and 2,000,000 of which are designated "Preferred Stock," $0.001 par value. On the date hereof, 100 shares of Common Stock are issued and outstanding, all of which are held by Ophidian Wisconsin. No shares of Preferred Stock are issued or outstanding.

         C. The Board of Directors of Ophidian Wisconsin has determined that for the purpose of effecting the reincorporation of Ophidian Wisconsin in the State of Delaware, it is advisable and in the best interests of Ophidian Wisconsin that Ophidian Wisconsin merge with and into Ophidian Delaware upon the terms and conditions here provided.

         D. The Constituent Corporations intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code.

         E. The respective Boards of Directors of Ophidian Delaware and Ophidian Wisconsin have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and if so approved, executed by the undersigned officers.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Ophidian Wisconsin and Ophidian Delaware hereby agree to the terms and conditions set forth below:

                     Agreement and Plan of Merger - Page B-1

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT B TO PROXY STATEMENT

                                    I. MERGER

         1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Wisconsin Business Corporation Law, Ophidian Wisconsin shall merge into Ophidian Delaware (the "Merger"), the separate existence of Ophidian Wisconsin will cease and Ophidian Delaware will be, and is sometimes referred to herein as, the "Surviving Corporation," and the name of the Surviving Corporation will be Ophidian Pharmaceuticals, Inc.

         1.2 Filing and Effectiveness. The merger will become effective when an executed Certificate of Merger meeting the requirements of the Delaware General Corporation Law is filed with the Secretary of State of the State of Delaware. The following actions shall occur prior to such filing:

         (a) This Agreement and Plan of Merger is adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Wisconsin Business Corporation Law;

         (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement are satisfied or duly waived by the party entitled to satisfaction thereof; and

         (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law is filed with the Secretary of State of the State of Delaware; and

         (c) An executed Articles of Merger meeting the requirements of the Wisconsin Business Corporation Law is filed with the Wisconsin Department of Financial Institutions.

The date and time when the Merger becomes effective is the "Effective Date of the Merger."

         1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of the Ophidian Wisconsin ceases and Ophidian Delaware, as the Surviving Corporation, (i) possesses all of Ophidian Wisconsin's assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) is subject to all actions previously taken by its and Ophidian Wisconsin's Board of Directors, (iii) succeeds, without other transfer, to all of the assets, rights, powers and property of Ophidian Wisconsin in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) continues to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) succeeds, without other transfer, to all of the debts, liabilities and obligations of Ophidian Wisconsin in the same manner as if Ophidian Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Wisconsin Business Corporation Law.



                     Agreement and Plan of Merger - Page B-2

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT B TO PROXY STATEMENT

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 Certificate of Incorporation. The Certificate of Incorporation of Ophidian Delaware in effect immediately prior to the Effective Date of the Merger will continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended.

         2.2 Bylaws. The Bylaws of Ophidian Delaware in effect immediately prior to the Effective Date of the Merger will continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended.

         2.3 Directors and Officers. The directors and officers of Ophidian Wisconsin immediately prior to the Effective Date of the Merger will be the directors and officers of the Surviving Corporation until their successors are duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation, or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

         3.1 Ophidian Wisconsin Common Shares. Upon the Effective Date of the Merger, each share of Ophidian Wisconsin Common Stock, $.0025 par value, issued and outstanding immediately prior thereto will be converted into and become one fully paid and nonassessable share of Common Stock, $0.0025 par value, of the Surviving Corporation. The registered owner of any outstanding certificate for shares of Ophidian Wisconsin will thereafter and until such certificate is surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.


         3.2 Ophidian Wisconsin Options. Upon the Effective Date of the Merger, the Surviving Corporation will assume and continue the stock option plans and all other employee benefit plans of Ophidian Wisconsin. Each outstanding and unexercised option, or other right to purchase, or security convertible into, Ophidian Wisconsin Common Stock will become an option, or right to purchase, or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Ophidian Wisconsin Common Stock issuable pursuant to any such option, or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Ophidian Wisconsin option, stock purchase right or other convertible security at the Effective Date of the Merger.

         A number of shares of the Surviving Corporation's Common Stock will be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Ophidian Wisconsin Common Stock so reserved immediately prior to the Effective Date of the Merger.

                     Agreement and Plan of Merger - Page B-3

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT B TO PROXY STATEMENT

         3.3 Ophidian Delaware Common Stock. Upon the Effective Date of the Merger, each share of Ophidian Delaware Common Stock, $.0025 par value, issued and outstanding immediately prior thereto will, by virtue of the Merger and without any action by Ophidian Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

                                   IV. GENERAL

         4.1 Covenants of Ophidian Delaware. Ophidian Delaware agrees that it will, on or before the Effective Date of the Merger take all actions as may be required by the Wisconsin Business Corporation Law to effect the Merger and to qualify Ophidian Delaware to do business in Wisconsin following the Merger.

         4.2 Further Assurances. When required by Ophidian Delaware or by its successors or assigns, Ophidian Wisconsin shall execute and deliver any deeds and other instruments and take such other actions as may be appropriate or necessary to vest or perfect or conform of record the title and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Ophidian Wisconsin and otherwise to carry out the purposes of this Agreement. The officers and directors of Ophidian Delaware are fully authorized in the name and on behalf of Ophidian Wisconsin or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Ophidian Wisconsin or of Ophidian Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Ophidian Wisconsin or by the sole stockholder of Ophidian Delaware, or by both.

         4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement or certificate in lieu thereof with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation may not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Constituent Corporation.

         4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 1209 Orange Street, City of Wilmington, County of Newcastle, Delaware, 19801 and The Corporation Trust Company is the registered agent of the Surviving Corporation at this address.

                     Agreement and Plan of Merger - Page B-4

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT B TO PROXY STATEMENT

         4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 5445 East Cheryl Parkway, Madison, Wisconsin, 53711, and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

         47. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Wisconsin Business Corporation Law.

         4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together constitute one and the same instrument.

         IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Ophidian Delaware and Ophidian Wisconsin, is hereby executed on behalf of each of such two corporations and attested by their duly authorized officers.

                                      OPHIDIAN PHARMACEUTICALS, INC.,
                                      A DELAWARE CORPORATION


                                      By:
                                         --------------------------------------
                                          Douglas C. Stafford, Ph.D.
                                          President and Chief Executive Officer
ATTEST:

-----------------------------------
Margaret van Boldrik, Secretary

                                      OPHIDIAN PHARMACEUTICALS, INC.,
                                      A WISCONSIN CORPORATION


                                      By:
                                         --------------------------------------
                                          Douglas C. Stafford, Ph.D.
                                          President and Chief Executive Officer
ATTEST:

-----------------------------------
Margaret van Boldrik, Secretary

                     Agreement and Plan of Merger - Page B-5

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT B TO PROXY STATEMENT


                            CERTIFICATE OF SECRETARY
             Ophidian Pharmaceuticals, Inc., a Delaware corporation


         The undersigned, Margaret B. van Boldrik, Secretary of Ophidian Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies, as such Secretary, that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of Ophidian Pharmaceuticals, Inc., a corporation of the State of Wisconsin, was duly adopted by the sole stockholder of Ophidian Pharmaceuticals, Inc., a Delaware corporation.

         WITNESS my hand this _________ day of ______________, 1999.


                                            ___________________________________
                                            Margaret B. van Boldrik, Secretary


                     Agreement and Plan of Merger - Page B-6

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT B TO PROXY STATEMENT

                            CERTIFICATE OF SECRETARY
             Ophidian Pharmaceuticals, Inc., a Wisconsin corporation


         The undersigned, Margaret B. van Boldrik, hereby certifies that she is the duly elected and acting Secretary of Ophidian Pharmaceuticals, Inc., a Wisconsin corporation ("Ophidian Wisconsin"), and hereby certifies that the attached Agreement and Plan of Merger between Ophidian Pharmaceuticals, Inc., a Delaware corporation, and Ophidian Wisconsin was duly approved by the shareholders of Ophidian Wisconsin on March 23, 1999.

         IN WITNESS WHEREOF, the undersigned has hereto subscribed her name this _____ day of ____________, 1999.


                                            ___________________________________
                                            Margaret B. van Boldrik, Secretary


                     Agreement and Plan of Merger - Page B-7

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT C TO PROXY STATEMENT

                     Certificate of Incorporation - Page C-1
                          CERTIFICATE OF INCORPORATION
                                       OF
                         OPHIDIAN PHARMACEUTICALS, INC.


                                    ARTICLE 1

         The name of the corporation is OPHIDIAN PHARMACEUTICALS, INC. (the "Corporation").

                                    ARTICLE 2

         The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                    ARTICLE 3

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                    ARTICLE 4

         4.1      Authorized Stock.

         The total number of shares of all classes of stock that the Corporation shall have authority to issue is 24,400,000 consisting solely of:

         22,400,000 shares of common stock, $.0025 par value per share ("Common Stock"); and

         2,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock").

The following is a statement of the powers, designations, preferences, privileges, and relative, participating, optional, and other special rights of the Preferred Stock and Common Stock, respectively.

         4.2      Preferred Stock.

         The Board of Directors is hereby expressly authorized to provide for, designate and issue, out of the authorized but unissued shares of Preferred Stock, one or more series of Preferred Stock, subject to the terms and conditions set forth herein. Before any shares of any series of Preferred Stock are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares of any such series:




                    Certificate of Incorporation - Page C-1

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT C TO PROXY STATEMENT


         (a) the designation of such series, the number of shares to constitute such series, and the stated value thereof if different from the par value;

         (b) whether the shares of such series shall have voting rights or powers, in addition to any voting rights required by law, and, if so, the terms of such voting rights or powers, which may be full or limited;

         (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or series;

         (d) whether the shares of such class or series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

         (e) the amount or amounts payable with respect to shares of such class or series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidations, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

         (f) whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

         (g) whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or series of any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

         (h) the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or series;

         (i) the conditions or restrictions, if any, to be effective while any shares of such class or series are outstanding upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such class or series or of any other class or series; and

         (j) any other powers, designations, preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions thereof.



                    Certificate of Incorporation - Page C-2

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT C TO PROXY STATEMENT


         The powers, designations, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The Board of Directors is hereby expressly authorized from time to time to increase (but not above the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares thereof then outstanding) the number of shares of stock of any series of Preferred Stock designated to any one or more series of Preferred stock pursuant to this Section 4.2. Different series of Preferred Stock shall not be construed to constitute different classes of stock for purposes of voting by classes unless expressly so provided in the resolution or resolutions adopted by the Board of Directors creating or establishing any such series of Preferred Stock. No resolution, vote, or consent of the holders of the capital stock of the Corporation shall be required in connection with the creation or issuance of any shares of any series of Preferred stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to any such resolution, vote, or consent being expressly waived by all present and future holders of the capital stock of the Corporation.

         At such time as no shares of any series of Preferred Stock that may be issued from time to time remain issued and outstanding, including without limitation because all of such shares have been converted into shares of Common Stock in accordance with this Certificate of Incorporation, all authorized shares of such series of Preferred Stock, automatically and without further actions, shall be reclassified as authorized but unissued shares of undesignated Preferred Stock of no particular class or series, and any and all of such shares may thereafter be issued by the Board of Directors of the Company in one or more series, and the terms of any such series may be determined by the Board of Directors, as provided in this Section 4.2.

         4.3 Common Stock.

         (a) Except as otherwise required by law, and subject to the voting rights provided to the holders of any series of Preferred Stock, the holders of Common Stock shall have full voting rights and powers to vote on all matters submitted to stockholders of the Corporation for vote, consent or approval, and each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder.

         (b) Each share of Common Stock issued and outstanding shall be identical in all respects with each other such share, and no dividends shall be paid on any shares of Common stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of Preferred Stock and except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have all other rights of stockholders, including, without limitation, (a) the right to receive dividends, when and as declared by the Board of Directors, out of assets lawfully available therefor, and (b) in the event of any distribution of assets upon a liquidation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock or of any other class or series of stock ranking senior to the Common Stock upon liquidation of the specific preferential amounts which they are entitled to receive upon such liquidation.



                    Certificate of Incorporation - Page C-3

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT C TO PROXY STATEMENT


                                    ARTICLE 5

         The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders are granted subject to this right.

                                    ARTICLE 6

         The Corporation is to have perpetual existence.

                                    ARTICLE 7

         7.1. Limitation of Liability. A director of the Corporation is not personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under section 174 of the General Corporation Laws of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit.

         7.2. Indemnification. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director or officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer or employee or with respect to an employee benefit plan at the request of the Corporation or any predecessor to the Corporation.

         7.3. Amendments. Neither any amendment nor repeal of this Article 7, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article 7, shall eliminate or reduce the effect of this Article 7, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article 7, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

                                    ARTICLE 8

         Holders of stock of any class or series of the Corporation are not entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders.

                                    ARTICLE 9

         The Board of Directors, when considering a tender offer or merger or acquisition proposal, may take into account factors in addition to potential short-term economic benefits to stockholders of the Corporation, including without limitation (A) comparison of the proposed

                    Certificate of Incorporation - Page C-4

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT C TO PROXY STATEMENT


consideration to be received by stockholders in relation to the then current market price of the Corporation's capital stock, the estimated current value of the Corporation in a freely negotiated transaction, and the estimated future value of the Corporation as an independent entity and (B) the impact of such a transaction on the employees, suppliers, and customers of the Corporation and its effect on the communities in which the Corporation operates.

                                   ARTICLE 10

         10.1. Number of Directors. The number of directors which constitutes the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

         10.2 Classified Board of Directors. Effective as of the first annual meeting of the stockholders of the Corporation following its incorporation in Delaware, the Board of Directors will be divided into three classes of directors, such classes to be as nearly equal in number of directors as possible, having staggered three year terms of office. The term of office the directors of the first class ("Class I") will expire at the second annual meeting of the Corporation's stockholders following the incorporation of the Corporation, those of the second class ("Class II") at the third annual meeting of the Corporation's stockholders following the incorporation, and those of the third class ("Class III") at the fourth annual meeting of the Corporation's stockholders following the incorporation. At each annual meeting of stockholders, nominees will stand for election for three year terms to succeed those directors whose terms are to expire as of that meeting. Those directors elected at the meeting to succeed those directors whose terms expire at the meeting, shall serve for a term expiring at the third annual meeting of stockholders following their election. Notwithstanding anything expressed or implied to the contrary in the foregoing provisions of this Article 10, each director shall continue to serve as such until the expiration of his or her term as set forth above in this paragraph 10.2 and his or her successor is duly elected and qualified or until his or her earlier death, incapacity, resignation or removal. Those directors in office immediately prior to the first annual meeting of the stockholders of this Corporation shall be allocated among Class I, Class II and Class III as determined by a resolution of the Board of Directors.

         10.3. Removal of Directors. Any director may be removed only for cause and only by the vote of the holders of a majority of the shares of the Corporation's stock entitled to vote for the election of directors, subject to the right, if any, of holders of any series of Preferred Stock to remove any director elected by the holders of such series and/or any other series of Preferred Stock.

                                   ARTICLE 11

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.



                    Certificate of Incorporation - Page C-5

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT C TO PROXY STATEMENT


                                   ARTICLE 12

         No action may be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws. No action may be taken by the stockholders by written consent. The affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the then outstanding voting securities of the Corporation, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Article 4 (to the extent such provisions relate to the authority of the Board of Directors to issue shares of Preferred stock in one or more series, the terms of which may be determined by the Board of Directors), Article 7, Article 8, Article 9, Article 10 , Article 11 or Article 12 of this Certificate of Incorporation or Sections 2.3 (Special Meeting), 2.5 (Advance Notice of Stockholder Nominees and Stockholder Business), 2.9 (Voting) or 2.10 (No Stockholder Action by Written Consent Without a Meeting) of the Corporation's Bylaws.

                                   ARTICLE 13

         Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.












                    Certificate of Incorporation - Page C-6

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT




















                                     BYLAWS

                                       OF

                         OPHIDIAN PHARMACEUTICALS, INC.

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

                                Bylaws - Page D-i
                         OPHIDIAN PHARMACEUTICALS, INC.
                            (A DELAWARE CORPORATION)

                                TABLE OF CONTENTS


ARTICLE 1.........................................................................................................1
CORPORATE OFFICES.................................................................................................1
         1.1      REGISTERED OFFICE...............................................................................1
         1.2      OTHER OFFICES...................................................................................1
ARTICLE 2.........................................................................................................1
MEETINGS OF STOCKHOLDERS..........................................................................................1
         2.1      PLACE OF MEETINGS...............................................................................1
         2.2      ANNUAL MEETING..................................................................................1
         2.3      SPECIAL MEETING.................................................................................1
         2.4      NOTICE OF STOCKHOLDERS' MEETINGS................................................................2
         2.5      ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS.................................2
         2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE....................................................3
         2.7      QUORUM..........................................................................................3
         2.8      ADJOURNED MEETING; NOTICE.......................................................................4
         2.9      VOTING..........................................................................................4
         2.10     NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING......................................4
         2.11     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING......................................................5
         2.13     ORGANIZATION....................................................................................5
         2.14     LIST OF STOCKHOLDERS ENTITLED TO VOTE...........................................................6
         2.15     WAIVER OF NOTICE................................................................................6
ARTICLE 3.........................................................................................................6
DIRECTORS.........................................................................................................6
         3.1      POWERS..........................................................................................6
         3.2      NUMBER OF DIRECTORS.............................................................................6
         3.3      ELECTION AND TERM OF OFFICE OF DIRECTORS........................................................7
         3.4      RESIGNATION AND VACANCIES.......................................................................7
         3.5      REMOVAL OF DIRECTORS............................................................................8
         3.6      PLACE OF MEETINGS; MEETINGS BY TELEPHONE........................................................8
         3.7      FIRST MEETING...................................................................................9
         3.8      REGULAR MEETINGS................................................................................9
         3.9      SPECIAL MEETINGS; NOTICE........................................................................9
         3.10     QUORUM..........................................................................................9
         3.11     WAIVER OF NOTICE...............................................................................10
         3.12     ADJOURNMENT....................................................................................10
         3.13     NOTICE OF ADJOURNMENT..........................................................................10
         3.14     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING..............................................10
         3.15     FEES AND COMPENSATION OF DIRECTORS.............................................................10
ARTICLE 4........................................................................................................11
COMMITTEES.......................................................................................................11
         4.1      COMMITTEES OF DIRECTORS........................................................................11
         4.2      MEETINGS AND ACTION OF COMMITTEES..............................................................11


                               Bylaws - Page D-i

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT



         4.3      COMMITTEE MINUTES..............................................................................12
ARTICLE 5........................................................................................................12
OFFICERS.........................................................................................................12
         5.1      OFFICERS.......................................................................................12
         5.2      ELECTION OF OFFICERS...........................................................................12
         5.3      SUBORDINATE OFFICERS...........................................................................12
         5.4      REMOVAL AND RESIGNATION OF OFFICERS............................................................12
         5.5      VACANCIES IN OFFICES...........................................................................13
         5.6      CHAIRMAN OF THE BOARD..........................................................................13
         5.7      PRESIDENT......................................................................................13
         5.8      VICE PRESIDENTS................................................................................13
         5.9      SECRETARY......................................................................................14
         5.10     TREASURER......................................................................................14
         5.11     ASSISTANT SECRETARY............................................................................15
         5.12     ADMINISTRATIVE OFFICERS........................................................................15
         5.13     AUTHORITY AND DUTIES OF OFFICERS...............................................................15
ARTICLE 6........................................................................................................15
INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES................................................................15
         6.1      INDEMNIFICATION OF DIRECTORS AND OFFICERS......................................................15
         6.2      INDEMNIFICATION OF OTHERS......................................................................16
         6.3      INSURANCE......................................................................................17
         6.4      INDEMNIFICATION AGREEMENTS.....................................................................17
ARTICLE 7........................................................................................................17
RECORDS AND REPORTS..............................................................................................17
         7.1      MAINTENANCE AND INSPECTION OF RECORDS..........................................................17
         7.2      INSPECTION BY DIRECTORS........................................................................17
         7.3      ANNUAL STATEMENT TO STOCKHOLDERS...............................................................18
         7.4      REPRESENTATION OF SHARES OF OTHER CORPORATIONS.................................................18
         7.5      CERTIFICATION AND INSPECTION OF BYLAWS.........................................................18
ARTICLE 8........................................................................................................18
GENERAL MATTERS..................................................................................................18
         8.1      RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING..........................................18
         8.2      CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS......................................................19
         8.3      CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED..............................................19
         8.4      STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES...............................................19
         8.5      SPECIAL DESIGNATION ON CERTIFICATES............................................................20
         8.6      LOST CERTIFICATES..............................................................................20
         8.7      TRANSFER AGENTS AND REGISTRARS.................................................................20
         8.8      CONSTRUCTION; DEFINITIONS......................................................................21
ARTICLE 9........................................................................................................21
AMENDMENTS.......................................................................................................21





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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT


                                     BYLAWS

                                       OF

                         OPHIDIAN PHARMACEUTICALS, INC.
                            (a Delaware corporation)


                                    ARTICLE 1
                                CORPORATE OFFICES

         1.1      REGISTERED OFFICE

         The registered office of the corporation is fixed in the certificate of incorporation of the corporation.

         1.2      OTHER OFFICES

         The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                    ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

         2.1      PLACE OF MEETINGS

         Meetings of stockholders may be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings will be held at the principal executive office of the corporation.

         2.2      ANNUAL MEETING

         The annual meeting of stockholders will be held each year on a date and at a time designated by the board of directors. At the meeting, directors will be elected, and any other proper business may be transacted.

         2.3      SPECIAL MEETING

         A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by the holders of a majority of the stock entitled to vote on the issues proposed by them to be considered at such special meeting.

         If a special meeting is called by stockholders, the request shall be in writing, specify the time of such meeting and the business proposed to be transacted, shall be signed by the


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT


stockholders calling the special meeting, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.6 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this Section
2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

         2.4      NOTICE OF STOCKHOLDERS' MEETINGS

         All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than 10 nor more than 60 days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

         2.5      ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER
                  BUSINESS

         Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, (a) nominations for the election of directors, and (b) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of his/her intent to make the nomination or nominations or to propose such business. To be timely, the stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 120 calendar days in advance of the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders. If no annual meeting was held the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary must set forth:


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

         (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

         (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

         (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

         (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

         (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

         The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

         2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of stockholders shall be given by first-class mail or by telegraphic or other written communication. Notices shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

         An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, is prima facie evidence of the giving of the notice.

         2.7      QUORUM

         The holders of a majority in voting power of the stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided



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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT


by statute or by the certificate of incorporation. If a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote, present in person or represented by proxy, have power to adjourn the meeting in accordance with
Section 2.7 of these bylaws.

         When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy may decide any question brought before the meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

         If a quorum is initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

         2.8      ADJOURNED MEETING; NOTICE

         When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting.

         2.9      VOTING

         The stockholders entitled to vote at any meeting of stockholders must be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

         Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder is entitled to one vote for each share of capital stock held by that stockholder. Stockholders may not cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

         2.10     NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         No action may be taken by the stockholders except at an annual or special meeting of the stockholders called in accordance with these by-laws. No action may be taken by the stockholders by written consent.


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT


         2.11     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

         For purposes of determining the stockholders entitled to notice of any meeting or to vote, the board of directors may fix, in advance, a record date, which may not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which may not be more than 60 days nor less than 10 days before the date of any such meeting. Only stockholders on record on the date are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

         If the board of directors does not fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders is the close of business on the next business day preceding the day on which notice is given, or, if notice is waived, at the close of business on the next business day preceding the day on which the meeting is held.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors must fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

         The record date for any other purpose is provided in Section 8.1 of these bylaws.

         2.12     PROXIES

         Every person entitled to vote for directors, or on any other matter, has the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no proxy may be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A proxy is deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable is governed by the provisions of
Section 212(e) of the General Corporation Law of Delaware.

         2.13     ORGANIZATION

         The president, or in the absence of the president, the chairman of the board, or, in the absence of the president and the chairman of the board, one of the corporation's vice presidents, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT


stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

         2.14     LIST OF STOCKHOLDERS ENTITLED TO VOTE

         The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held which place must be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list must also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         2.15     WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, is deemed equivalent to notice. Attendance of a person at a meeting constitutes a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

                                    ARTICLE 3
                                    DIRECTORS

         3.1      POWERS

         Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         3.2      NUMBER OF DIRECTORS

         The number of directors which constitute the whole board may not be less than one nor more than seven in number. The Board of Directors shall fix the exact number of directors. Directors need not be stockholders.


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT


         No reduction of the authorized number of directors will have the effect of removing any director before that director's term of office expires.

         3.3      ELECTION AND TERM OF OFFICE OF DIRECTORS

         At the first annual meeting of the stockholders, the Board of Directors will be separated into three classes of directors, these classes to be as nearly equal in number of directors as possible, having staggered three-year terms of office. The term of office of the directors of the first such class will expire at the second annual meeting of the Corporation's stockholders; those of the second class at the third annual meeting of the Corporation's stockholders; and those of the third class at the fourth annual meeting of the Corporation's stockholders. At each annual meeting of stockholders, nominees will stand for election for three year terms to succeed those directors whose terms expire at such meeting, will serve for a term expiring at the third annual meeting of stockholders following their election. Members of the Board of Directors shall hold office until the annual meeting of stockholders for the year in which their term is scheduled to expire as set forth in this Section 3.3 and their respective successors are duly elected and qualified or until their earlier death, incapacity, resignation, or removal.

         3.4      RESIGNATION AND VACANCIES

         Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

         Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. But a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director elected under either of the foregoing methods to fill a vacancy shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified or until such director's earlier death, incapacity, resignation, or removal.

         Unless otherwise provided in the certificate of incorporation or these bylaws:

         (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT


         (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

         If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

         If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

         3.5      REMOVAL OF DIRECTORS

         Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, only for cause, and by the vote of the holders of a majority of the shares then entitled to vote at an election of directors, subject to the right, if any, of holders of any series of Preferred Stock to remove any director elected by holders of such series and/or any other series of Preferred Stock.

         3.6      PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings will be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

         Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors will be deemed to be present in person at the meeting.


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

         3.7      FIRST MEETING

         The first meeting of each newly elected board of directors will be held at such time and place as fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as is specified in a notice provided for special meetings of the board of directors, or as may be specified in a written waiver signed by all of the directors.

         3.8      REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice at such time as may from time to time be determined by the board of directors. If any regular meeting day falls on a legal holiday, then the meeting will be held at the same time and place on the next succeeding full business day.

         3.9      SPECIAL MEETINGS; NOTICE

         Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

         Notice of the time and place of special meetings must be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it must be deposited in the United States mail at least 4 days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it must be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

         3.10     QUORUM

         A majority of the authorized number of directors constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

         A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

         3.11     WAIVER OF NOTICE

         Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers must be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

         3.12     ADJOURNMENT

         A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

         3.13     NOTICE OF ADJOURNMENT

         Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than 24 hours. If the meeting is adjourned for more than 24 hours, then notice of the time and place of the adjourned meeting must be given before the adjourned meeting takes place, in the manner specified in Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

         3.14     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent has the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts must be filed with the minutes of the proceedings of the board of directors.

         3.15     FEES AND COMPENSATION OF DIRECTORS

         Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 does not preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.



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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

                                    ARTICLE 4
                                   COMMITTEES

         4.1      COMMITTEES OF DIRECTORS

         The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, may exercise all the powers and authority of the board, but no such committee has the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation. Unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee has the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

         4.2      MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees are governed by the following provisions of Article 3 of these bylaws: Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum), Section 3.11 (waiver of notice),
Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section
3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members. The time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee. Special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees must also be given to all alternate members, who have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.



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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

         4.3      COMMITTEE MINUTES

         Each committee must keep regular minutes of its meetings and report them to the board of directors when required.

                                    ARTICLE 5
                                    OFFICERS

         5.1      OFFICERS

         The Corporate Officers of the corporation are: president, vice president, secretary, and treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, more than one vice president (however denominated), one or more assistant secretaries, and one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

         In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

         5.2      ELECTION OF OFFICERS

         The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, must be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and hold their respective offices for such terms as the board of directors may from time to time determine.

         5.3      SUBORDINATE OFFICERS

         The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom will hold office, have the power and authority, and perform the duties as are provided in these bylaws or as the board of directors may from time to time determine.

         The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of
Section 5.12 of these bylaws.

         5.4      REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT


by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

         Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation takes effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in that notice, the acceptance of the resignation is not necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

         Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

         5.5      VACANCIES IN OFFICES

         A vacancy in any office because of death, resignation, removal, disqualification or any other cause may be filled in the manner prescribed in these bylaws for regular appointments to that office.

         5.6      CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties described in
Section 5.7 of these bylaws.

         5.7      PRESIDENT

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

         5.8      VICE PRESIDENTS

         In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT


the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

         5.9      SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes must show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

         5.10     TREASURER

         The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his or her position as a director.

         The treasurer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

         5.11     ASSISTANT SECRETARY

         The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

         5.12     ADMINISTRATIVE OFFICERS

         In addition to the Corporate Officers of the corporation as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers may perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, the Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors may establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

         5.13     AUTHORITY AND DUTIES OF OFFICERS

         In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                    ARTICLE 6
                INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
                                AND OTHER AGENTS

         6.1      INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation, provided that the corporation is only required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT


by such director or officer if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was first authorized by the Board of Directors of the corporation.

         For purposes of this Section 6.1, a "director" or "officer" of the corporation means any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.


         The corporation shall pay the expenses (including attorneys' fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding may be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director of officer is not entitled to be indemnified under this Section 6.1 or otherwise.

         The rights conferred on any person by this Article are not exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

         Any repeal or modification of the foregoing provisions of this Article will not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         6.2      INDEMNIFICATION OF OTHERS

         The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

         6.3      INSURANCE

         The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

         6.4      INDEMNIFICATION AGREEMENTS.

         The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article 6.

                                    ARTICLE 7
                               RECORDS AND REPORTS

         7.1      MAINTENANCE AND INSPECTION OF RECORDS

         The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

         Any stockholder of record, in person or by attorney or other agent, has, upon written demand under oath stating the purpose, the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose means a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath must be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath must be directed to the corporation at its registered office in Delaware or at its principal place of business.

         7.2      INSPECTION BY DIRECTORS

         Any director has the right to examine (and to make copies of) the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.



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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

         7.3      ANNUAL STATEMENT TO STOCKHOLDERS

         The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders a full and clear statement of the business and condition of the corporation.

         7.4      REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, if any, the president, any vice president, the treasurer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

         7.5      CERTIFICATION AND INSPECTION OF BYLAWS

         The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, must be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                    ARTICLE 8
                                 GENERAL MATTERS

         8.1      RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

         For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which may not precede the date upon which the resolution fixing the record date is adopted and which may not be more than 60 days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

         If the board of directors does not fix in this manner a record date, then the record date for determining stockholders for any such purpose must be at the close of business on the day on which the board of directors adopts the applicable resolution.


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

         8.2      CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

         From time to time, the board of directors may determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

         8.3      CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

         The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.4      STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

         The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock are uncertificated shares. Any such resolution may not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, is entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Certificates for shares must be of such form as the board of directors may designate and must state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

         Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

authority to transfer, the corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         8.5      SPECIAL DESIGNATION ON CERTIFICATES

         If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights must be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         8.6      LOST CERTIFICATES

         Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

         8.7      TRANSFER AGENTS AND REGISTRARS

         The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.


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          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT D TO PROXY STATEMENT

         8.8      CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                                    ARTICLE 9
                                   AMENDMENTS

         The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote or by the board of directors of the corporation. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

              Certificate by Secretary of Adoption by Incorporation

         The undersigned hereby certifies that she is the duly elected, qualified, and acting Secretary of Ophidian Pharmaceuticals, Inc. and that the foregoing Bylaws, comprising ____________ (___) pages, were adopted as the Bylaws of the corporation on _________________, 1999, by the person appointed in the Articles of Incorporation to act as the Incorporator of the Corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and affixed the corporate seal this ______ day of _____________, 1999.



                                              __________________________________
                                              Margaret B. van Boldrik, Secretary





                               Bylaws - Page D-21

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT E TO PROXY STATEMENT

                         OPHIDIAN PHARMACEUTICALS, INC.
                               INDEMNITY AGREEMENT

This Indemnity Agreement, dated as of ___________________, ______, is made by and between OPHIDIAN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and ______________________________________ (the "Indemnitee").

                                    RECITALS

    A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors, officers or agents of corporations unless they are protected by comprehensive liability insurance or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors, officers and other agents.

    B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors, officers and agents with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take.

    C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors, officers and other agents.

    D. The Company believes that it is unfair for its directors, officers and agents and the directors, officers and agents of its subsidiaries to assume the risk of huge judgments and other expenses which may occur in cases in which the director, officer or agent received no personal profit and in cases where the director, officer or agent was not culpable.

    E. The Company recognizes that the issues in controversy in litigation against a director, officer or agent of a corporation such as the Company or its subsidiaries are often related to the knowledge, motives and intent of such director, officer or agent, that he is usually the only witness with knowledge of the essential facts and exculpating circumstances regarding such matters, and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the time that the director, officer or agent can reasonably recall such matters; and may extend beyond the normal time for retirement for such director, officer or agent with the result that he, after retirement or in the event of his death, his spouse, heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director, officer or agent from serving in that position.

    F. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced

                      Indemnification Agreement - Page E-1

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT E TO PROXY STATEMENT

individuals to serve as directors, officers and agents of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its directors, officers and agents and the directors, officers and agents of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors, officers and agents in connection with their service to the Company and its subsidiaries, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its subsidiaries and the Company's stockholders.

     G. Section 145 of the General Corporation Law of Delaware, under which the Company is organized ("Section 145"), empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive.

     H. The Company desires and has requested the Indemnitee to serve or continue to serve as a director, officer or agent of the Company and/or one or more subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or one or more subsidiaries of the Company.

     I. Indemnitee is willing to serve, or to continue to serve, the Company and/or one or more subsidiaries of the Company, provided that he is furnished the indemnity provided for herein.

                                    AGREEMENT

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. DEFINITIONS.

          (a) AGENT. For the purposes of this Agreement, "agent" of the Company means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.






                      Indemnification Agreement - Page E-2

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT E TO PROXY STATEMENT

        (b) EXPENSES. For purposes of this Agreement, "expenses" include all out-of-pocket costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements), actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement or Section 145 or otherwise; provided, however, that "expenses" shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a proceeding.

        (c) PROCEEDING. For the purposes of this Agreement, "proceeding" means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, or investigative.

        (d) SUBSIDIARY. For purposes of this Agreement, "subsidiary" means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

    2. AGREEMENT TO SERVE. The Indemnitee agrees to serve and/or continue to serve as agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or any subsidiary of the Company or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by Indemnitee.

    3.  LIABILITY INSURANCE.

          (a) MAINTENANCE OF D&O INSURANCE. The Company hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

           (b) RIGHTS AND BENEFITS. In all policies of D&O Insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director; or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if the Indemnitee is not a director or officer but is a key employee.


                      Indemnification Agreement - Page E-3

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT E TO PROXY STATEMENT

           (c) LIMITATION ON REQUIRED MAINTENANCE OF D&O INSURANCE. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company, provided that prior to implementing a determination to either not obtain or not maintain such coverage, the Company shall provide thirty (30) days advance written notice to the Indemnitee.

    4. MANDATORY INDEMNIFICATION. Subject to Section 8 below, the Company shall indemnify the Indemnitee as follows:

          (a) SUCCESSFUL DEFENSE. To the extent the Indemnitee has been successful on the merits or otherwise in defense of any proceeding (including, without limitation, an action by or in the right of the Company) to which the Indemnitee was a party by reason of the fact that he is or was an Agent of the Company at any time, against all expenses of any type whatsoever actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding.

          (b) THIRD PARTY ACTIONS. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

          (c) DERIVATIVE ACTIONS. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Company by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders; except that no indemnification under this subsection 4(c) shall be made in respect to any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that the court in which such proceeding was brought

                      Indemnification Agreement - Page E-4

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT E TO PROXY STATEMENT

     shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper.

          (d) ACTIONS WHERE INDEMNITEE IS DECEASED. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, and if prior to, during the pendency of after completion of such proceeding Indemnitee becomes deceased, the Company shall indemnify the Indemnitee's heirs, executors and administrators against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred to the extent Indemnitee would have been entitled to indemnification pursuant to Sections 4(a), 4(b), or 4(c) above were Indemnitee still alive.

          (e) Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) for which payment is actually made to or on behalf of Indemnitee under a valid and collectible insurance policy of D&O Insurance, or under a valid and enforceable indemnity clause, by-law or agreement.

     5. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding, but not entitled, however, to indemnification for all of the total amount hereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion hereof to which the Indemnitee is not entitled.

     6. MANDATORY ADVANCEMENT OF EXPENSES. Subject to Section 8(a) below, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company.

                      Indemnification Agreement - Page E-5

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT E TO PROXY STATEMENT

     7.  NOTICE AND OTHER INDEMNIFICATION PROCEDURES.

          (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

          (b) If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7(a) hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (c) In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     8. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

         (a) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the General Corporation Law of Delaware or (iv) the proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145.

                      Indemnification Agreement - Page E-6

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT E TO PROXY STATEMENT

        (b) LACK OF GOOD FAITH. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

        (c) UNAUTHORIZED SETTLEMENTS. To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld.

     9. NON-EXCLUSIVITY. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

    10. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for expenses pursuant to Section 6 hereof, provided that the required undertaking has been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 8 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its stockholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

    11. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.


                      Indemnification Agreement - Page E-7

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT E TO PROXY STATEMENT

    12. SURVIVAL OF RIGHTS.

        (a) All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

        (b) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

    13. INTERPRETATION OF AGREEMENT. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary.

    14. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 13 hereof.

    15. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

    16. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

                      Indemnification Agreement - Page E-8

          OPHIDIAN PHARMACEUTICALS, INC. - EXHIBIT E TO PROXY STATEMENT

    17. GOVERNING LAW. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

    The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

                        OPHIDIAN PHARMACUETICALS, INC.


                      By:
                         --------------------------------------------
                        Doug Stafford, President and Chief Executive Officer


                        INDEMNITEE:



                        ---------------------------------------------
                        print name:
                                   ----------------------------------

                      Indemnification Agreement - Page E-9

                                    OPHIDIAN
                             PHARMACEUTICALS, INC.

                            5445 EAST CHERYL PARKWAY
                               MADISON, WI 53711


--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 23, 1999

      The undersigned shareholder of Ophidian Pharmaceuticals, Inc. (the "Company"), a Wisconsin corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 12, 1999, and hereby appoints William A. Linton and Margaret B. van Boldrik, and each of them individually, proxies, each with full power of substitution, to vote, as specified below, all shares of Common Stock of the Company held of record by the undersigned on February 12, 1999, at the Annual Meeting of Shareholders of the Company to be held on March 23, 1999, at 9:00 a.m. at 5445 East Cheryl Parkway, Madison, Wisconsin and any adjournments or postponements thereof.

      PLEASE COMPLETE, DATE, SIGN, AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT. IF YOU DO PLAN TO ATTEND, YOU MAY, OF COURSE, VOTE YOUR SHARES IN PERSON.

      THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSED ITEMS OF BUSINESS AND AS SUCH PROXIES DEEM ADVISABLE ON ANY OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE MARK VOTE IN BOX, USING DARK INK ONLY, IN THE FOLLOWING MANNER: /X/

      1. To elect as directors of the Company, to hold office until the next annual meeting of the shareholders and until their successors are elected, the following five (5) nominees: Rex J. Bates, Peter Model, Douglas C. Stafford, W. Leigh Thompson, and Margaret B. van Boldrik

             / /   For all nominees              / /   Withhold authority to
                                                       vote for all

             / /   For all nominees except
                                          ----------------------------------
                 (write the nominee's name(s)
                                             -------------------------------
                      in the spaces provided)
                                             -------------------------------

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

      2.    To adopt the 1998 Incentive Stock Option Plan of the Company.

                  / /   For               / /   Against          / /  Abstain

      3. To approve the Agreement and Plan of Merger of Ophidian Pharmaceuticals, Inc., a Wisconsin corporation, into Ophidian Pharmaceuticals, Inc., a Delaware corporation, thereby effecting the Company's reincorporation in Delaware.

                  / /   For               / /   Against          / /  Abstain

      4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending September 30, 1999.

                  / /   For               / /   Against          / /  Abstain

      PLEASE COMPLETE, DATE, AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

      Date:
           --------------------------------

Signature(s):
             -----------------------------      ------------------------------
(title/capacity):
                 -------------------------      ------------------------------

NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust, or corporation, your title and/or capacity should be so stated. If shares are held jointly, at least one joint owner must sign.